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B A R O N
F U N D S

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BARON FUNDS
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"DON'T BUY UNTIL ..."........................................................1

"IT IS VERY DIFFICULT TO MAKE PREDICTIONS, ESPECIALLY ABOUT
THE FUTURE."..................................................................1

"... A PICTURE IS WORTH A THOUSAND WORDS ..."................................2

"THE ONLY THING TO FEAR ...".................................................3

BARON 2003 INVESTMENT CONFERENCE..............................................4

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1  BARON ASSET FUND
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PERFORMANCE...................................................................5

"... STOCK PRICES RISE OR FALL ... BECAUSE MULTIPLES CHANGE ..."..............5

ACQUISITIONS ... IN GENERAL,
WE'RE NOT FANS ..............................................................7

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2  BARON GROWTH FUND
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PERFORMANCE...................................................................9

"WHETHER YOU THINK YOU CAN ..."...............................................9

PORTFOLIO ADDITIONS..........................................................10

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3  BARON SMALL CAP FUND
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PERFORMANCE..................................................................15

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4  BARON iOPPORTUNITY FUND
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PERFORMANCE AND OVERVIEW.....................................................19



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

                                                           This Report contains
                                                     information for four funds

QUARTERLY REPORT                                              DECEMBER 31, 2002

DEAR BARON FUNDS SHAREHOLDER:

"DON'T BUY UNTIL THE STREETS RUN RED WITH BLOOD ...."

In the mid-1800s, Baron Rothschild, one of the wealthiest individuals in Europe, received a wire in London from his Paris staff. Rothschild's bank executives reported that share prices on the French bourse were falling sharply, the result of soldiers fighting nearby, and requested permission to purchase stock ...
"Don't buy until the streets run red with blood," Rothschild wired back. Following a nearly three year bear market in United States' equity markets, we think many stocks are now cheap based upon either present earnings or projected earnings in a few years. And, they may now be trading as though the very worst had already occurred. Regardless, traders focused on a war with Iraq, as Baron Rothschild was focused on the war in France nearly 200 years ago, have become disaster focused. But, few are so capable that their judgments could be compared to Baron Rothschild's. Morty Schaja, our firm's president, recently explained to a client that ten years ago our firm "added value" by trying to find investments that others overlooked ... smaller, fast growing businesses below the radar screen of most. Today, we still focus on smaller and mid-sized growth businesses that we believe most brokerage firms find unprofitable to follow since they cannot justify the research hours that must be invested to understand these businesses relative to their potential to generate commissions or fees. In addition, we're adding value by having a different time horizon, i.e. long term vs. the next tick, than most others. "In the long term we're dead," was 18th century economist Adam Smith's fearless forecast. Which so many investors appear to have taken to heart that, in my normally optimistic mindset, I believe even more opportunities than usual abound.

"IT IS VERY DIFFICULT TO MAKE PREDICTIONS, ESPECIALLY ABOUT THE FUTURE," ALBERT EINSTEIN AND YOGI BERRA, AMONG OTHERS, REMARKED AT DIFFERENT TIMES.

"You can't always see around corners ... " an executive remarked to me early in my career trying to help me understand why equity investments are never a "sure thing."


[PHOTO OF RON BARON]
Ron Baron, Chairman

George Leader is the former Governor of Pennsylvania and was under consideration to become John Kennedy's vice-presidential running mate in 1960 before Lyndon Johnson got the nod. I met George in 1977 after he and his wife, Mary Ann, had long since retired from politics. George had founded, and was then chairman, of Pennsylvania Enterprises, a holding company that owned a non-descript trucking company and an unusually attractive Pennsylvania nursing home business. I soon afterwards invested nearly my entire net worth in George's business (I was young and didn't have much of a net worth) ... which by 1980 had increased in value about 15-20 fold when it was sold first to Cenco and then to Manor Care. The profits from that investment allowed me to start Baron Capital in 1982. George later became one of the first trustees of


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Baron Asset Fund when it was formed in 1987.

Although I hadn't spoken with George for years, I immediately recognized his voice when he called in November. When I invested in his business, I am certain I spoke with him more frequently than anyone, except my wife. George and his son, Michael, often claimed they taught me all that I know about the nursing home business ... which they probably did. "Hi, Ron." "George! How are you? You don't sound any older. How old are you? How is your family? What are you doing?" "I'm 82. I'm great and so is Mary Ann. I've just sold my assisted living business to Michael. And, I've just started another assisted living business in Pennsylvania." "You're 82 and you've just sold your business to your son and now you're starting another business to compete with him? Is he o.k. with that? Did Michael forget to get a non-compete?" "Well, I won't build any homes within ten miles of his." "George, in Pennsylvania, ten miles is like next door."

Which reminded me of a story I had read in a Warren Buffett annual report. Ninety-year old Rose Blumkin was feuding with her two sixty-plus year old sons about the Omaha furniture retailer Rose had founded and the sons wanted to sell while Rose did not. Buffett had heard about the family discord, had been shopping in Rose's store for his entire life, and offered to purchase the business for cash to end the dispute. Rose accepted Warren's offer, took the cash, purchased property across the street and started a competitive store. "Who knew that I should have asked for a non-compete from a ninety year old? The worst business decision I've made in a long time," Warren later complained with trademark good humor. He then bought Rose's new business, got her to sign a non-compete this time and made Rose the t.v. spokesperson for the stores. "Unfortunately," Warren relayed, "Rose, despite immigrating to America sixty years ago from Russia, never lost her deeply accented Russian-Yiddish dialect and no one could understand what she was saying! We had to use subtitles on the advertisements ... which worked well until she passed away at 102."

You learn as a freshman in law school about contracts and how easy their terms are to avoid if that is the intent of one of the parties. If the person from whom you've acquired a business can easily compete against you ... regardless of his or her age ... that would certainly seem to make the business you've just bought worth less.

To be a successful analyst or investor, you've got to not just discover fast growing businesses when they're selling at attractive prices. You've got to think about all sorts of risks that are not easy to predict and try to assess them. Competition from an individual who sells you his business is just one. You've also got to invest or recommend investing when many think it's not a wise time to do so.

"THE RESEARCH ANALYSTS WHO FOLLOW OUR COMPANY THINK THEY'RE HEDGE FUND MANAGERS ..."

That was the complaint of an executive who visited us recently as we were beginning our "due diligence" on his business. A brokerage analyst had just "downgraded" his company's share price to "fully valued" at $18 while maintaining it as a "buy" at $14. Three years ago the share price of this company reached $80 when analysts' recommendations were uniformly favorable following its initial public offering ...

The December 9, 2002 issue of Business Week reported a recent university study which found brokerage analysts' lowest rated stocks during 2000-2001 outperformed their highest rated stocks by 20 percentage points per year! Which results may be an anomaly but, at least during that period, clearly show the "momentum" oriented research that had worked well for the prior few years no longer did.

According to Chicago's Zack's Investment Research, brokerage firm "sell" recommendations have recently reached their highest level since the late 1980s following the 1987 "crash." Which seems especially interesting since these negative recommendations are being made after about $7 trillion market value of equity securities has melted away during the past three years and we are now slowly recovering from recession!

A principle upon which our firm was founded was reliance upon our own, independent research to best judge both management capabilities and business prospects. Still, we believe much of the industry information, statistics and spreadsheets prepared by "sell side" brokerage firms shortcut our analysts' and portfolio managers' work. It's just the analyst "buy" and "sell" recommendations based upon a current quarter's earnings that we find of little value. Along with their very short term trading focus. This contrasts with trying to understand the nitty gritty of how a business operates, its competitive advantages and its long term opportunities and then trying to value those prospects. Which, we believe, effectively makes the case for investors to "investigate before you invest" ... as the New York Stock Exchange so effectively advertised when I was just beginning my career.

"... A PICTURE IS WORTH A THOUSAND WORDS ..."

Where is the research opportunity when so many Internet-enabled have so much information? And, why are we continuing to hire and train more analysts? Especially since we think information does not always equate to knowledge.

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We think  inefficiencies  in markets for smaller and mid-sized  companies can be turned to our advantage with sufficient information to make informed judgments. Careful research won't always make us right ... there is judgment involved ... but it surely increases our odds of finding the 10- and 20- baggers.

But, in this Regulation FD world, what do we train our analysts to look for? After we identify what we believe is a fast growing business with a long-lasting "mega-opportunity;" that has management we like; and that we can purchase at what we believe is an attractive price; our due diligence begins. We want our analysts to determine what's unique about that business. Are there important barriers to prevent competitors from usurping its opportunities? In the best of all worlds, we want its competitors to explain why our target investment has unassailable advantages, its customers to tell us that its products and services are fantastic!

Some examples? Catalina Marketing prints customer discount coupons at checkout counters in 16,000 U.S. supermarkets and patient compliance information and advertisements attached to drug prescriptions at 17,000 pharmacies. After thoroughly reading "trades," we want our analysts to speak with packaged food brand managers, advertising agencies and pharma about return on investment for these promotions. We want to hear from supermarkets about the success of Catalina-operated loyalty programs, from drug stores and supermarkets about Catalina's rapidly growing "targeted" sampling efforts. CTI Molecular is the pioneer manufacturer of PET scanners that, unlike the MRI, X-ray and CAT scanners that tell doctors about the gross shape of an organ, tell the doctor how the organ's working and whether cancer is present. Our analysts' conversations with doctor imaging practices, hospitals, competitive manufacturers and managed care are intended to allow us to judge product effectiveness, pricing, distribution, service and reimbursement. With nursing home/home care provider Manor Care we want to survey state regulators regarding Medicaid reimbursement, state legislators regarding tort reform legislation, hospital discharge planners regarding the quality of Manor Care's services and managed care providers regarding cost effectiveness of Manor Care's services. We visited Manor Care in Toledo the day before Thanksgiving. When we were discussing the company's problems with tort litigation in Florida, Chairman and CEO Paul Ormond was moderately optimistic. Problems in Florida were still significant but had been sharply curtailed even before expected tort reform legislation is passed. "We now make all residents who enter our homes sign an agreement that any disputes over quality care will go to mandatory arbitration, which sharply reduces punitive damages awards." What could be more logical? With Vail we want to make sure we're reading local Vail newspapers to get a feel for environmental concerns of the citizenry. This is especially important since that town is about to undergo a several hundred million dollar facelift. I obviously could go on, but I'm sure by now you get the idea.

"SHOWING UP ..."

David Pottruck, Charles Schwab's President and CEO, graduated from the University of Pennsylvania in 1971. As a Wharton undergraduate David was the starting linebacker for the University of Pennsylvania's football team and, in his senior year, was all-Ivy and Penn football's MVP. David wanted to play professional football but, alas, probably because Penn is not a traditional "feeder" school for the NFL, was not drafted. Another star college linebacker David's senior year graduated from Amherst and also was not chosen in the draft. Both David and his friend were then invited to tryout for the Miami Dolphins. David believed he hadn't been chosen in the draft because he wasn't good enough, decided not to tryout and became a banker ... a very successful banker ... but a banker nevertheless ... His Amherst friend and erstwhile competitor, Doug Swift, tried out, became a starting linebacker for the Dolphins for the next ten years and played on two winning Super Bowl teams! And, went to medical school to boot. "That could have been me," David lamented recently to us explaining that the lesson he learned then and has never forgotten since was that you can't be successful if you don't "show up." Which is not a lot different from the message I try to give our analysts, "You've got to be in it to win it." You've got to invest in fast growing businesses when they're growing, regardless of market predictions by "experts," who, in my thirty-three year career, I have concluded, try to predict the unpredictable with predictable results.

"... THE ONLY THING WE HAVE TO FEAR IS FEAR ITSELF ..."

Repeated terror alerts, which strike fear into the hearts of our citizens and that especially vigilant subset, investors, remind me of grammar school air raid alerts during the Cold War in the 1950s. When the air raid sirens went off during a school day signaling a possible Russian nuclear attack, we were told to get under our desks and not look out the window. Even as a seven-year old I never quite understood why I would be safe if I remained under my desk and didn't look out the window at a nuclear explosion in our playground.

A nuclear attack by Russia, of course, never occurred. Which is what distinguishes our current circumstances ... we have already been attacked. Vigilance and preparedness, as well as our government's belief that "a good offense is the best defense," should reduce, but not eliminate, the risk of further terror in

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the United States.  But, it won't help me understand any better the group hatred that causes these attacks.

One of our young analysts walked into my office late Friday afternoon. "The FBI Director and CIA Director are on television. We're on 'heightened alert' again. They say we should avoid public transportation today and consider taking a cab home tonight. Are they kidding? Have you seen some of these cabbies?!!"

BARON 2003 INVESTMENT CONFERENCE. OCTOBER 3, 2003. WALDORF ASTORIA, NEW YORK
CITY.

The 12th Annual Baron Investment Conference will take place on October 3, 2003. The venue this year will be The Grand Ballroom of the Waldorf Astoria in New York City. Our shareholder meetings have taken place at New York's Grand Hyatt for the past four years. During the past three years, when more than 2000 of you have attended our annual meetings each year, despite valiant efforts by the Grand Hyatt staff, it has become increasingly difficult to fit our shareholders into The Grand Hyatt ballrooms. While the Hyatt service has been terrific and the food delicious, thank you, Grand Hyatt, we are opting in 2003 for a somewhat larger facility. We have also changed more than our venue. Our conference will take place this year two weeks earlier than its usual mid- October date. October 3 was the only Friday available at the Waldorf in October. I guess the Waldorf hasn't learned yet about the New York hotel recession. We're giving you early notice to make sure we don't disrupt your other plans.

THANK YOU FOR INVESTING IN BARON FUNDS.
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We  understand  that,  for most of us,  deciding  how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that due to the extended 2000-2003 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Funds, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

[SIGNATURE]

Ronald Baron
Chairman and CEO
February 12, 2003

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PERFORMANCE...................................................................5

"... STOCK PRICES RISE OR FALL ... BECAUSE MULTIPLES CHANGE ..."..............5

ACQUISITIONS. IN GENERAL, WE'RE NOT FANS ... .................................7


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON ASSET FUND

QUARTERLY REPORT                                              DECEMBER 31, 2002

[PHOTO OF RON BARON]
Ron Baron, Portfolio Manager


DEAR BARON ASSET FUND SHAREHOLDER:

PERFORMANCE
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During calendar year 2002, our investments in businesses like Apollo,  Education
Management, ChoicePoint, XTO Energy and Choice Hotels that increased their earnings performed relatively well. In fact, as I reported in our September 2002 annual report, if we had invested only in our top ten gainers in the past year, you wouldn't have believed we were in the midst of the worst bear market of my career. Companies whose earnings were negatively impacted by the economy like Charles Schwab, Robert Half and Sotheby's did not perform well last year.

In the fourth quarter, however, just the opposite was the case. Many of our businesses whose income and share prices increased in value for the year as a whole, most notably our investments in education, fell in price during the December quarter. Our investments in businesses whose earnings had been hurt by the economy like Schwab, Sotheby's and Robert Half, rallied strongly in the quarter with the expectation that, as the economy improved, they could achieve outsized earnings gains. In the quarter our long term, and until this quarter, profitable, investment in specialty chemicals producer OM Group penalized our results. OM Group's share price fell sharply when its management disclosed their results were under pressure due to the depressed price of cobalt. OM has a proprietary source of cobalt in the Congo and had previously been able to achieve a stable spread between the cost of the raw material and the selling price of its finished, processed product. However, when the price of cobalt raw material fell sharply, OM apparently began to speculate that cobalt's price would recover and went "long" an unusually large amount of raw material ... that continued to fall in price. This occurred shortly after OM had added significantly to its debt to acquire a producer of platinum catalysts for cars. We sold this investment for a loss.

Baron Asset Fund invests in small and mid cap growth businesses that it perceives are value priced. Since the Fund's inception nearly sixteen years ago, Baron Asset Fund has significantly outperformed the averages (see chart on page
6) and it's mid cap growth peer group as defined by Morningstar.* The Fund's performance in the December quarter, a loss of 0.21%, under performed the mid cap growth peer group which was up 4.3%. In calendar year 2002, a poor year for equities, in general, and especially for growth managers, the Fund out performed its peer group by losing less, 19.99%, compared to a loss of 27.38% for its peer group. For the five-year period ending December 31, the Fund was down 2.63% per year versus a loss of 1.04% per year for the peer group. For the ten-year period the Fund was up 9.87% per year versus 6.54% for the peer group.

"... STOCK PRICES RISE OR FALL ... NOT BECAUSE EARNINGS CHANGE ... BUT BECAUSE MULTIPLES CHANGE ..." TONY TABELL, 1970.

We are all captives of our times. When Tony, my boss at the time, gave me that advice in my first securities analyst job in 1970, we were four years into a sixteen year period when the Dow Jones Industrial Average traded back and forth between 600 and 1000. Tony believed in investing in cyclical growth businesses when they were cheap and selling them





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when their  earnings  rebounded and they became  "dear." That advice worked well for sixteen years. But while following it for several years allowed me to earn very good returns, it also caused me to settle for doubles and triples and miss what became 50 to 100 baggers like Hyatt, Fed Ex, Mattel, Disney and McDonalds.

During the past five years, and especially during the past three years, significant "multiple compression" has depressed the share prices of stocks. Despite falling interest rates which, in theory, make earnings growth more valuable. As a result, many growth stocks now sell at what we believe are value prices. Businesses whose earnings have doubled during the past five years have just about managed to hold their share price; if their earnings have been flat, their share prices have often been halved; and, if their earnings have fallen during the period, their share prices have often collapsed. Only the rare businesses that have significantly more than doubled earnings during the past five years like ChoicePoint, Apollo, Education Management, The Cheesecake Factory and Krispy Kreme Donuts have been accorded increased stock prices by investors.

Polo Ralph Lauren's earnings per share have grown from $.89 in 1997 to an estimated nearly $2.00 per share in 2003 while we believe its balance sheet and management have been strengthened and foreign expansion prospects have become more visible. Polo's share price has fallen modestly during the period as its p/e multiple has contracted from 30x to 10x.

Vail Resorts became a public business five years ago valued at 11x its then $89 million annual cash flow. It is currently valued for a little more than 5.5x its current $140 million annual cash flow and its share price is lower now than then. This although it is beginning a major redevelopment of Vail Village that we believe should provide developer profits and boost recurring income from lift tickets and mountain services significantly.

Ethan Allen's income per share has more than doubled during the past five years. Its share price is about unchanged. It currently sells for about 11x its next twelve months' earnings per share although its prospects for sourcing furniture from low cost China as well as expansion in that large market have become increasingly visible.

Choice Hotels' income per share has increased more than 150% since 1997. This franchisor of moderate priced motels has repurchased more than a third of its outstanding shares over the period. Its share price has increased 10-15% since 1997 and it now sells for about 12x its estimated 2003 income. We think the company could continue to increase its earnings at least 10-15% per year for the next several years.

Dollar Tree's earnings per share have also increased more than 150% since 1997. Despite an opportunity to nearly triple its 2200 very profitable stores, earning nearly their entire investment in their first year, and improving its margins, its shares sell for about 12.5x 2003 income. The shares have increased in price 10-15% over the past five years.

Manor Care's earnings, as it has restructured its business to provide cost effective healthcare for the acutely ill, as opposed to principally residential services for the frail elderly five years ago, have advanced modestly in the past five years. Its share price has fallen in half. It now sells for about 12x 2003 earnings, and we think it probably has an opportunity to double its earnings over the next five years.


[BAR GRAPHS]
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
                                                                                                                             <C
PERFORMANCE FOR THE              ANNUALIZED PERFORMANCE             ANNUALIZED PERFORMANCE            CUMULATIVE PERFORMANCE
YEAR ENDED                       FOR THE FIVE YEARS ENDED           FOR THE TEN YEARS ENDED           SINCE INCEPTION
DECEMBER 31, 2002                DECEMBER 31, 2002                  DECEMBER 31, 2002                 JUNE 12, 1987 THROUGH
                                                                                                      DECEMBER 31, 2002

BARON ASSET FUND**     -20.0%    BARON ASSET FUND**        -2.6%    BARON ASSET FUND**       9.9%     BARON ASSET FUND**     451.8%
S&P 500*               -22.2%    S&P 500*                  -0.6%    S&P 500*                 9.3%     S&P 500*               328.2%
RUSSELL 2000*          -20.5%    RUSSELL 2000*             -1.4%    RUSSELL 2000*            7.2%     RUSSELL 2000*          201.8%
--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL 2000 ARE WITH DIVIDENDS. THE S&P 500 AND THE RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

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Kerzner  International  earnings have been penalized by significant  spending on growth initiatives and have advanced modestly during the past five years despite significant investment during that period in its properties. Its share price has fallen about in half during this period and now sells for a little more than 10x 2003 earnings although we believe it could double its earnings within five years.

Charles Schwab's earnings per share have doubled in the past five years. Its share price is about the same as it was five years ago (although it is dramatically lower than in 2000). Schwab is now valued at about 20x depressed 2003 earnings which could be a third less than 2000 earnings. Schwab's valuation is 1.5% of its growing customer assets as it begins bank services like mortgage loans, insured deposits and electronic bill pay. Banks are commonly valued for several times that amount.

DeVry's earnings per share have also about doubled in the past five years. Its share price has also changed little over the time period (although it is significantly lower than in 2000). DeVry is now valued at about 20x depressed 2003 earnings which could be about 18% less than those last year. We believe DeVry has the potential to operate about three times as many proprietary colleges as it presently does, to add students and curriculum to its present schools and to charge higher tuition.

Although our very rapidly growing businesses have increased in price during the past five years, their share prices have not grown as rapidly as their earnings, and they are now selling at historically reasonable prices and offer what we believe are opportunities to continue to increase their earnings very rapidly.

Apollo's earnings per share have increased more than sixfold in the past five years, its 90% owned University of Phoenix On-line even more, as Apollo's student enrollments continue to rapidly expand and tuition rate increases are implemented. Apollo's share price has about quadrupled over the period. ChoicePoint's earnings during the past five years have about tripled as has its stock price. Demand for information about individuals from this company's unique data base by insurance companies, businesses, and the government has increased strongly as we all recognize the need for greater security. Education Management's earnings have about tripled during the past five years as its student enrollments continue to grow and tuitions are increased. Its share price has about doubled. Krispy Kreme Doughnuts has increased its earnings about five times since its initial public offering in 2000. Its share price has about doubled. The Cheesecake Factory has about quadrupled its earnings in the past five years while its share price has about tripled. Weight Watchers has about doubled its earnings since its initial public offering in 2001. Its share price has increased about 25%.

During the past century stocks have, in general, traded between 10x and 20x earnings whether there has been prosperity, war, depression, inflation, soaring or crashing gold prices, soaring or crashing oil prices, Presidential impeachments or just about anything else. With stock multiples halved in the past five years, we believe it is now generally pretty easy to find growing businesses valued by investors for 7x, 8x, 10x and 12x earnings or 5x or 6x cash flows. The more rapidly growing businesses we favor are at 20x projected 2003 income, historically bargain prices for very fast growth. We think it likely that during the next several years you will read about many successful investments made at current prices that have increased significantly after their earnings and multiples have both doubled. This is despite my belief that we are unlikely to return to the indiscriminately high valuations of the recent past for years and years.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Metrics
--------------------------------------------------------------------------------
Est. P/E Ratio Forward                                                     19.5x
Est. 5 Year EPS Growth Rate                                                26.1%
Median Market Cap                                                  $1.79 billion
Equity Securities                                                             42
--------------------------------------------------------------------------------

Table II
Industry Focus
--------------------------------------------------------------------------------
Education                                                                  15.3%
Business Services                                                          11.2%
Recreation and Resorts                                                     11.5%
Retail Trade                                                               10.7%
Financial                                                                   8.4%
Consumer Services                                                           7.6%
Media and Entertainment                                                     6.6%
Hotels and Lodging                                                          5.7%
Healthcare                                                                  5.5%
Other                                                                      15.3%
--------------------------------------------------------------------------------

ACQUISITIONS. IN GENERAL, WE'RE NOT FANS ... THERE ARE EXCEPTIONS ...

XTO Energy buys long lived gas reserves cheaply and usually gets more than it pays for. (Geoff Jones)

XTO Energy made several "bolt-on" acquisitions in 2002 of properties that are adjacent to its existing fields. Historically XTO has been able to buy properties "cheap" based upon known reserves and then expand the reserves! Through several different transactions, XTO added approximately 299 Bcfe in reserves last year for a total cost of $318 million, or about $1.06 per Mcfe -- very attractive prices compared to recent deals, which have typically been about $1.25-1.50 per Mcfe of proved reserves and in some cases have topped $2.00. The sellers of properties XTO targets are typically larger energy companies which sell smaller projects to focus on areas of greater potential return or private individuals who lack the capital and desire to fully exploit their property. XTO is often the most logical buyer because of its existing presence in the area, which gives it the technical know-how to maximize returns on purchased properties. As a result of this "home field advantage," not only has XTO been able to find acquisitions at what we think are attractive prices, but it also has had great success developing additional

                                       7

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BARON ASSET FUND
--------------------------------------------------------------------------------

reserves beyond those proven at the time of purchase. Consequently, the company's effective acquisition price for 2002 reserves should be even lower than $1.06 when future reserve development is included. XTO has hedged a significant portion of the 2003 production from the new properties at levels that we believe should ensure a cash-on-cash return on investment of more than 30% this year.

ChoicePoint buys consumer vital records business that complements existing security businesses. (Andrew Peck)

In December 2002 ChoicePoint announced one of its largest acquisitions to date, the $120 million cash purchase of VitalChek, the leading provider of vital records to consumers. Vital records include birth certificates, death certificates, marriage licenses and other important documents issued by various municipal governments throughout the United States. VitalChek has agreements with more than 250 separate government bodies, which use the VitalChek ordering and fulfillment infrastructure to provide these documents to consumers who request them for a fee.

Consumers can order these records in an efficient and economical fashion directly through the VitalChek website. VitalChek then forwards the request to the appropriate government records office, where proprietary company-owned terminals are generally located. The government worker then fulfills the record request with the aid of the VitalChek software, and uses a computer- generated mailing label to distribute the document. The entire transaction may take only a few days, versus the interminable waits people often experience when requesting government documents. The service costs about $35, of which VitalChek keeps about $12, with the remainder going to the state. The company currently fulfills about 2 million transactions annually, which it believes represents 8-10% of the industry volume, and 5% of industry revenue (its fees are lower than its competitors'). In 2002, VitalChek recorded about $22 million revenues and $10 million in cash flow, a more than 30% increase from the prior year.

ChoicePoint management believes there are multiple opportunities to expand the VitalChek business, while maintaining its extraordinary profitability level and free cash flow characteristics. First, three-quarters of the vital record industry is still not outsourced to private firms. This provides an obvious opportunity for VitalChek, which has the leading share among private providers, to expand the outsourcing model to the rest of the market. Second, as part of various Homeland Security initiatives, several states are considering changing the `lifespan' of vital records, making birth certificates, for instance, similar to passports which need to be renewed every ten years in order to remain valid for identification. This would immediately expand the market for these documents. Third, there's an opportunity to improve the security features in the ordering process by implementing an online identity quiz to verify that the documents are not being obtained fraudulently; ChoicePoint could leverage its other databases to create this quiz and would charge a fee to the states to administer it. Fourth, the VitalChek website currently attracts 60 million visitors per year, and there should be an opportunity to sell these visitors some of the new online consumer services that ChoicePoint is developing, such as personal insurance scores and other public records. Lastly, there may be an opportunity to increase VitalChek's prices, which are among the industry's lowest and which haven't been increased in three years.

THANK YOU FOR INVESTING IN BARON ASSET FUND
--------------------------------------------------------------------------------

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. We're certain that due to the extended 2000-2003 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Asset Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence.

Sincerely,

[SIGNATURE]

Ronald Baron
Chairman and Portfolio Manager
February 12, 2003


* As of December 31st, 2002 the Morningstar(TM) peer group for the Baron Asset Fund is the mid-cap growth category, which currently consist of 731 mutual Funds. For the one year the Baron Asset Fund is ranked (by total return) 125 out of the 731 Funds that disclosed their data. For three years the Baron Asset Fund is ranked (by total return) 125 out of the 536 Funds that disclosed their data. For five years the Baron Asset Fund is ranked (by total return) 237 out of the 374 Funds that disclosed their data. For ten years the Baron Asset Fund is ranked (by total return) 23 out of the 125 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (06/12/87) of Baron Asset Fund vs. its small cap peers.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous -- we visit plants, interview executives and speak with employees as well as their competitors. We evaluate virtually all publicly available information, as well as review outside research reports. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

[REGISTERED LOGO]

--------------------------------------------------------------------------------
2  BARON GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE...................................................................9

PORTFOLIO STRUCTURE...........................................................9

PORTFOLIO ADDITIONS..........................................................10



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON GROWTH FUND

QUARTERLY REPORT                                              DECEMBER 31, 2002

[PHOTO OF RON BARON
Ron Baron, Portfolio Manager

DEAR BARON GROWTH
FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Growth Fund invests in small cap growth businesses that we perceive are value priced. Since the Fund's inception seven years ago, Baron Growth Fund has significantly outperformed the averages (see chart on page 10) and its small cap growth peer group as defined by Morningstar.* The Fund's performance in the December quarter, a loss of 0.22%, under performed its small cap growth peer group, which was up 4.88%. In calendar year 2002, a poor year for equities, in general, and especially for growth managers, the Fund outperformed by losing less than its peer group. The Fund's per share value fell 12.29%, compared to a loss of 28.6% by its peers. For the five-year period ending December 31, the Fund was up 6.43% per year versus a loss of 1.12% per year for the peer group.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

"WHETHER YOU THINK YOU CAN OR WHETHER YOU THINK YOU CAN'T ... YOU'RE PROBABLY RIGHT!"

Although we are no fan of the 20th century industrialist who made this comment, we certainly agree with his assessment that confidence impacts an individual's performance. We think the affect of confidence upon businesses' performance is as important. During the past few years, executives have not seen significant economic recovery materialize and this year are planning to improve profitability with little revenue growth. This means fewer people, flat capital spending and flat costs. Company after company to whom we speak is carefully scrutinizing capital budgets and hiring. And, has little appetite even for projects like special targeted sales promotions that offer two and three times paybacks in just months! Spending restraints, coupled with hiring freezes and layoffs to improve profits, have the perverse but predictable affect of slowing our recovery.

Mid-twentieth century, Henry Ford was showing Walter Reuther, the President of the United Auto Workers Union, through Ford's most recently built and most highly automated factory. "Mr. Reuther, we are making so much progress automating the manufacture of Ford automobiles that soon we won't need any of your workers in our plants." "Mr. Ford," Mr. Reuther replied, "just whom do you then expect to purchase your automobiles?"

Baron Growth Fund invests principally in smaller companies we think can grow significantly even if our economy does not. These businesses are principally ones that we think will benefit from long lasting "mega-trends" like increased demand for education, healthcare, security, insurance and data base marketing; expansion of gaming into new jurisdictions; tort reform; and greater use of technology to improve productivity and boost revenues. Education, since in a technology-based society we need to be educated to be secure in our jobs and better provide for our families. Efficient providers of healthcare, since it's 13% of our economy and growing faster than the economy. This as our citizens demand universal care and insurance for prescription drugs; and the segment of our citizenry that uses the most healthcare services, the elderly, is our most rapidly growing population segment. The need

BARON GROWTH FUND
--------------------------------------------------------------------------------

for more and better security for our citizens and businesses could not be more obvious. The expansion of gaming is a way states can narrow their budget deficits. Tort reform is a necessity for many businesses and a part of the political agenda that seems likely to achieve increasing success. Technology to improve productivity and boost revenues is cheap and getting cheaper. Due to many factors, not least the disaster of eighteen months ago, insurance rates and profits are likely to grow strongly for at least several years.

Baron Growth Fund has also invested in several businesses that have been affected by slower economic growth. Travel and vacations are a large part of both our economy and lifestyles and, although their long term growth has been substantial, this is one of the few years that, for obvious reasons, the sector has lagged. We do not expect this to continue. Nor do we expect retail sales to lag for long. America is a nation of consumers. Retail strategies that offer quality, value and service should again flourish. We have also invested in businesses that we think will benefit as spending like targeted marketing to boost revenues increases.

With the "multiple contraction" of the last five years, on average earnings multiples have fallen by about half during this period, and we are currently able to invest in many growth businesses at what we think are value prices.


Table I
Portfolio Metrics.
--------------------------------------------------------------------------------
Est. P/E Forward                                              21.3x
Est. 5 Year EPS Growth Rate                                   25.8%
Median Market Cap                                     $1.13 billion
Equity Securities                                                84
--------------------------------------------------------------------------------

Table II
Industry Focus
--------------------------------------------------------------------------------
Business Services                                             11.2%
Healthcare                                                    10.6%
Recreation and Resorts                                         8.2%
Financial                                                      8.3%
Retail Trade                                                   7.1%
Media and Entertainment                                        6.7%
Hotels and Lodging                                             6.4%
Restaurants                                                    6.3%
Other                                                         23.7%
Cash                                                          11.5%
--------------------------------------------------------------------------------

PORTFOLIO ADDITIONS. NEW AND EXISTING HOLDINGS.

During the fourth quarter Baron Growth Fund added significantly to several existing investments. The Fund increased its investment in the leading nursing home provider, Manor Care. Manor Care's share price continued under pressure as investors worried about reimbursement issues. However, we believe the company has successfully transformed itself in the past few years from a business dependent upon long term residential care for the frail elderly to a business that provides lower cost care to sub-acute rehab patients. In addition, it has increased its hospice care and home care businesses and is apparently making progress to resolving patient liability problems. Its occupancy levels have increased to a two year high despite its emphasis on shorter stay patients.

The Fund also increased in January 2003, its investment in leading drug discovery company Charles River Labs as investors worried about the long term growth of their drug discovery and development services businesses. The company is the leading provider of live animals for drug research which business continues to grow at record levels. The company's toxicology businesses have slowed in the short term due to increased industry capacity but, we believe, should begin to grow more rapidly again as competitive capacity is absorbed.

[BAR GRAPHS]
--------------------------------------------------------------------------------

                                                                                                                             <C
PERFORMANCE FOR THE              ANNUALIZED PERFORMANCE             ANNUALIZED PERFORMANCE            CUMULATIVE PERFORMANCE
YEAR ENDED                       FOR THE FIVE YEARS ENDED           FOR THE TEN YEARS ENDED           SINCE INCEPTION
DECEMBER 31, 2002                DECEMBER 31, 2002                  DECEMBER 31, 2002                 JANUARY 3, 1995 THROUGH
                                                                                                      DECEMBER 31, 2002

BARON GROWTH FUND**    -12.3%    BARON GROWTH FUND**      -1.9%     BARON GROWTH FUND**       6.4%    BARON GROWTH FUND**    248.8%
S&P 500*               -22.2%    S&P 500*                -14.6%     S&P 500*                 -0.6%    S&P 500*               118.7%
RUSSELL 2000*          -20.5%    RUSSELL 2000*            -7.5%     RUSSELL 2000*            -1.4%    RUSSELL 2000*           71.0%
--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL 2000 ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P 500 MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

BARON GROWTH FUND
--------------------------------------------------------------------------------

The Fund increased its investment in the leading manufacturer and provider of PET scanners and services, CTI Molecular. Sales of PET scanners are increasing at a very rapid rate, placements were up 40% in the December 2002 quarter and backlogs reached a record $152 million, up 50%. Sales of radiopharmaceuticals used in these scans increased 31%. The company recently hired the head of competitor GE's PET scanner sales to head their self distribution efforts to non-hospital practices which seems to be meeting very good results. The stock has fallen recently as investors were concerned that this new sales effort would penalize short term profits.

I thought I'd let our analysts describe in more detail several additional significant purchases during the quarter.

Symyx' combinatorial chemistry experiments win increasing acceptance. (Eytan Friedman)

Symyx is a pioneer in the use of high speed experiments for the discovery of new materials. Its technologies (i.e. instruments, software, methods) enable it to generate and screen thousands of unique materials at a time. It performs experiments in parallel vs. in sequence. This approach is up to 100 times faster than traditional methods and reduces the cost per experiment to as low as 1% of traditional research methods. Its customers are in the life science, chemical and electronic industries.

Symyx Technologies has entered 2003 well positioned. While 2002 was a difficult year for many of Symyx's customers, Symyx was still able to grow its revenues 8% while more than doubling its operating income. We think 2003 revenues will grow between 15-30% while operating income should at least double once again to more than $9 million. Symyx continues to generate positive free cash flow and its net cash position totaled $118 million, $3.75 per share, at December 31, 2002.

Symyx's industry dominance continued to grow in 2002 as its patent position increased to over 90 patents issued (compared to 42 at December 2001) with more than 390 patent applications worldwide, covering methodology, composition of matter, instrumentation and software.

In early 2003, the second material discovered by Symyx, an x-ray storage phosphor, is in the process of being commercialized by the Belgium based company Agfa-Gevaert NV. A phosphor is an inorganic material that absorbs x-ray radiation and stores the x-ray. This new Symyx discovered phosphor will allow improved image quality which means that the patient will now be able to receive less radiation for an x-ray of comparable quality or can receive a similar radiation dose with improved x-ray image quality. Agfa, a Belgium manufacturer of film and imaging equipment, had been trying for 15 years to develop better x-ray phosphors. Symyx synthesized and screened over 70,000 phosphors in 1.5 years and within the 70,000 they identified the desired x-ray phosphor which will be commercialized in 2003. Agfa estimates that its x-ray plates will generate revenues of approximately $100 million per year within the next 3 years and Symyx will receive a 3% royalty on these revenues or $3 million per year.

Other near-term licensing opportunities relating to materials which Symyx has discovered include a DNA separation polymer for Applied Biosystems Group. We think this polymer could generate revenues of approximately $100 million of which Symyx could receive a 10-20% royalty or $10-20 million per year. Also, we expect in 2004 Dow Chemical will commercialize a polyolefin catalyst discovered by Symyx which, over time, could generate revenues of $500 million to $2 billion per year, of which Symyx could receive a 3-5% royalty or $15-100 million per year.

At December 2002, Symyx's pipeline of discovered materials (defined as materials which Symyx has discovered that have met the criteria specified by Symyx's partner) which may be commercialized totaled 23.

Symyx' Discovery Tools will continue to grow in 2003 with the major driver being its newly developed Drug Polymorph System which enables the rapid discovery, identification and characterization of novel crystalline salt and polymorphic forms of drug candidates, a vital step in drug discovery. In 2002, Merck and Eli Lilly purchased three of these $8 million tools and Symyx is expecting several other pharma companies to order this tool in 2003. We believe it is likely that a majority of pharma companies will ultimately purchase this unique tool which can make the drug discovery process much more effective and efficient.

Symyx also expects to sign several new collaborative research agreements in 2003 based on ongoing discussions with a number of large chemical companies. Finally, Symyx hopes to grow its intellectual property licensing segment in 2003 and is currently in discussions with at least 10 companies. Symyx started this division in mid-'02 and has signed licensing agreements with three companies to-date, including GE and Bayer.

JetBlue has breakout year. (Geoff Jones)

At a time when the airline industry faces a barrage of negative headlines, we believe JetBlue Airways stands apart as a company that is not just surviving but thriving after only three years of service. The company was founded in 1998 by David Neeleman, a veteran of Southwest Airlines, who began with the blueprint

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BARON GROWTH FUND
--------------------------------------------------------------------------------

of Southwest's success for a low fare airline--a point-to-point route system, a fleet of common aircraft and a dedicated workforce--and tweaked it with newer amenities such as pre-assigned seating and better on-board entertainment. After filling out its management team with several key executives, JetBlue commenced service in February 2000 as the best financed start-up in aviation history. Since that first flight, the airline industry has suffered its worst three-year period ever, but JetBlue has excelled as evidenced by its industry-leading 16.5% operating margin in 2002.

At the heart of JetBlue's success is what management refers to as the "JetBlue Experience." The company has created a unique in-flight experience with its fleet of new aircraft, all leather seating and 24 channels of free live television available in every seat. However, we believe it is excellent customer service that truly defines the JetBlue Experience. We have heard numerous stories of JetBlue employees going above and beyond expectations to help its customers, such as the time a JetBlue pilot offered his cell phone to passengers when weather delays caused a late arrival. As a personal example, I recently had a JetBlue flight attendant re-pack several overhead bins in order to fit my carry-on, allowing me to avoid the aggravation of checking the bag. With such great service, it is no surprise that 90% of JetBlue's customers rate the company as "much better" or "somewhat better" than any other airline they have ever flown.

In 2002 JetBlue nearly doubled its revenue and operating margin while increasing its fleet from 21 to 37 planes and adding two cities to its system. With only 20 cities served today and much of the airline industry in turmoil, we believe
JetBlue should have many years of growth ahead. The company is pursuing a strategy of measured growth given the need to balance capacity gains with the ability to maintain the JetBlue Experience for customers. JetBlue intends to add about 13-15 planes annually for the foreseeable future, with growth focused on three areas. First, it will add more frequency to existing routes. JetBlue's record load factor of 83% in 2002 (compared to 71% for the industry) suggests that there should be ample opportunity to add capacity to existing routes. Second, the company will "connect-the-dots" by adding flights between existing markets such as Long Beach and Ft. Lauderdale. Third, JetBlue hopes to add one to two new markets per year, although the pace of new destinations has been slower than the company originally envisioned because the demand on its existing routes has been higher than anticipated.

By managing its growth effectively, we believe JetBlue could increase its earnings per share from $0.84 in 2002 to $1.20 in 2003, $1.60 in 2004 and $2.00 in 2005. If successful and assuming modest multiple contraction, such earnings growth should allow our investment in JetBlue to increase significantly over the next three to four years. The biggest risk is competition from the major airlines, which will not easily cede market share to JetBlue. However, we believe that JetBlue has such a superior product, workforce and balance sheet, that it will not only stand up to the competition but also take advantage of opportunities created as the majors address their own financial problems.

LIN Television's business strong; will benefit from deregulation if it occurs; balance sheet improves. (Geoff Jones)

LIN's business continues to be healthy, even after record political advertising in 2002, and deregulation continues to move forward in Washington. The company reported a pro forma revenue increase of 20.5% in the third quarter aided by heavy political spending and an easy comparison due to the impact of the terrorist attacks in 2001. This performance topped that of the television market in general because LIN's strong news operations garnered a disproportionate share of the political dollars in their markets. Looking to the fourth quarter, the heaviest for political spending, we believe LIN's growth should again be among the highest in the industry--in the mid- to high- teens if not better. Most importantly, television advertising remained strong after the elections and into 2003, which we estimate has been up mid- to high- single digits since early November. Comparisons will be difficult this year, but we believe that LIN's management is best in its class and will do an excellent job replacing political revenues while maintaining costs below 2002 levels.

On the regulatory front, the FCC continues its review of media ownership regulations with a ruling expected by late spring. Under the Telecom Act of 1996, the Commission is required to conduct a biennial review of its media ownership rules, several of which have recently been struck down or remanded back to the FCC by the U.S. Court of Appeals in Washington D.C. The most important rule change from LIN's perspective would be a relaxation of the rule regarding ownership of two television stations in the same market. LIN is a pioneer in the acquisition and development of duopoly markets, and further relaxation of this rule should allow the company to pursue new growth opportunities through acquisition.

Finally, LIN has had great success improving its balance sheet since its IPO last May. The company generated an estimated $30 million in free cash flow in the second half of 2002 despite heavy spending to upgrade its television stations for digital broadcasting. As a result of sharp increases in cash flow and

BARON GROWTH FUND
--------------------------------------------------------------------------------

decreasing levels of net debt, Moody's and S&P recently upgraded LIN's debt to just below investment-grade, which should allow the company to replace $425 million expensive debt. As a result, the company's borrowing costs for this debt should drop by approximately 600 basis points, and net interest expense for 2003 should fall by over $20 million.

Gray  Television's  small  and  mid-market   television   stations  doing  well;
acquisition  doubles  size of company;  potential  deregulation  a plus.  (Geoff
Jones)

Gray Television is one of the largest owners and operators of middle- to small-market television stations in the United States. On a pro forma basis, the company owns 29 stations in 25 markets, which together cover about 5.3% of total U.S. households. The television station business is characterized by steady revenue growth over the last 50 years and significant free cash flow generation. In addition, regulatory changes are likely later this year that should highlight TV station asset values, much as deregulation did for radio station values in the mid-1990s.

In many ways, Gray Television is similar to our original television investment, LIN TV, only Gray operates in smaller markets. Gray shares a common strategy with LIN to operate strong local news and weather franchises in their markets and to make selective acquisitions of stations where management can improve operations. Gray operates the number one local news franchise in 23 of its 29 markets. This is important because news leaders tend to take a disproportionate share of the local advertising dollars available in a market. Local advertising tends to be more stable than national, which helps Gray outperform in weak ad markets, but news dominance also allows Gray to capture the largest chunk of political dollars during campaign seasons.

Gray recently completed a major acquisition that about doubled the size of the company. Gray acquired 15 stations from Benedek Broadcasting for an attractive multiple of about 10 times current year cash flow. We believe the stations acquired by Gray fit extremely well with the company's existing portfolio of stations as they are all affiliates of one of the three major networks, have strong news operations and are located in similar sized markets (roughly 50-
200). While the Benedek stations were already well run with margins similar to those of Gray's properties, we believe there are several benefits to the transaction, including scale-driven cost savings, greater geographic diversity and increased investor awareness of the larger company.

One area of difference from LIN concerns duopolies--owning two television stations in the same market. Multiple station ownership is a key part of the LIN strategy, but Gray does not have any duopolies in its portfolio, which is a reflection of the size of the markets in which it operates. Present regulations require there to be at least eight independent TV station "voices" in a market, which essentially limits duopolies to most of the top-50 markets. Thus, all of Gray's markets are too small to allow duopoly combinations, however, smaller markets also have much less competition. Of Gray's 25 markets, only seven have four or more stations, whereas the top-50 markets average about seven stations per market.

As we have written before, the FCC is currently reviewing its rules related to most forms of media ownership, with decisions expected in the late spring this year. We believe that most of the television-related changes being contemplated would be beneficial to Gray, and that the chances of favorable decisions increased with Republican control of the Senate. The two potential changes most relevant to Gray (which also owns four daily newspapers representing 15% of total revenue) would be an easing of television duopoly rules and lifting of the ban on TV station/newspaper cross-ownership. If either of these occurs, Gray could make acquisitions to take advantage of the new rules, as well as become a much more attractive takeover candidate for a larger media conglomerate.

TV stations have historically been free cash machines with high operating margins and low sustaining capital expenditures. Over the last five years, however, the industry has heavily invested in the government-mandated transition to digital television. While most large-market stations have substantially completed their investment, smaller-market stations were given more time to comply, and Gray's peak capex for digital television will extend through 2003. As a result, the company could see significant increases in free cash flow over the next several years as digital investments roll-off and free cash flow returns to a more normalized level. Specifically, Gray generated slightly positive free cash flow last year and we believe will have about $25 million of free cash flow this year, before ramping up to more than $50 million of free cash flow in 2004. This would equate to over $1.00 per share in free cash flow next year and at least 50% upside from the current stock price assuming a conservative multiple on that free cash flow.

THANK YOU FOR INVESTING IN BARON GROWTH FUND
--------------------------------------------------------------------------------

We understand that, for most of us, deciding how to invest your hard earned savings to pay for your children's education, to care for your parents or to fund your retirement is a very

BARON GROWTH FUND
--------------------------------------------------------------------------------

difficult decision. We're certain that due to the extended 2000-2002 "bear market" in stocks, the investment losses we have all experienced during the past three years, the modest economic recovery from recession, to date, and, the continued very negative opinions of many well respected investment advisors, this decision cannot be any easier.

We hope our shareholder letters, magazine, newspaper and television interviews and annual investment conferences have helped you think about issues that have made it easier for you to decide whether stocks, in general, are an appropriate investment. And, whether Baron Growth Fund, in particular, remains an attractive investment for you and your family.

We thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence.

Sincerely,

[SIGNATURE]

Ronald Baron
Chairman and Portfolio Manager
February 12, 2003

* As of December 31st, 2002 the Morningstar(TM) peer group for the Baron Growth Fund is the small-cap growth category, which currently consist of 639 mutual Funds. For the one year the Baron Growth Fund is ranked (by total return) 6 out of the 616 Funds that disclosed their data. For three years the Baron Growth Fund is ranked (by total return) 46 out of the 469 Funds that disclosed their data. For five years the Baron Growth Fund is ranked (by total return) 40 out of the 336 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (01/03/95) of Baron Growth Fund vs. its small cap peers.

The prospective performance for the companies discussed herein are based our internal analysis and reflect our opinions only. We consider our analysis rigorous -- we visit plants, interview executives and speak with employees as well as their competitors. We evaluate virtually all publicly available information, as well as review outside research reports. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

[REGISTERED LOGO]

3   BARON SMALL
    CAP FUND

PERFORMANCE..................................................................15


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON SMALL CAP FUND

QUARTERLY REPORT                                              DECEMBER 31, 2002

[PHOTO OF CLIFF GREENBERG]
Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Small Cap Fund was flat in the December quarter. For the calendar year 2002, the Fund was down 9.7%. Our performance in the December quarter lagged the Russell 2000 (which was up 6%) and S&P 500 (up 8%). For the year, the Fund significantly outperformed the indexes and was one of the better performing small cap growth funds.* (Russell 2000 down 20.48% and S&P 500 down 22.15%. See more detailed performance data on page 16.)

The December quarter was unusual, in my opinion. The best performing equities were beaten up, low-priced, high-beta stocks with troubled underperforming businesses. These types of stocks had done poorly in 2002 prior to the fourth quarter. As these stocks rose, often the companies whose businesses and stocks had held up best were sold to fund the rotation into stocks with near-term momentum.

What still makes the most sense to me is to acknowledge the difficult economic environment and to invest primarily in what I believe are strong, well-capitalized companies, with special businesses and management teams that will enable them to grow through these tough times. We remain diligent in our research to confirm that our businesses are performing presently and are, in our opinion, well positioned to do even better in any improved economic environment. We continue to make new or additional investments in these companies when we believe their stocks are undervalued based on our long range view. We do not think this is the time to be too speculative -- that an underperforming business will turn, that a stock price has "bottomed", that earnings or cash flow multiples will expand -- unless our independent research leads us to these conclusions. And we do not feel the urge to ever rotate into the flavor of the day, but only to invest in what makes the most sense to us.

Our best performers in the quarter were Iron Mountain, Fair Isaac, Hot Topic and 99 Cents Only Stores. Iron Mountain reported improving strength in its base physical storage business and great initial interest in its "digital" offerings, especially their services to help business store and manage employee emails.

The early returns from Fair Isaac's acquisition of HNC Software have been very positive, as the margins of the acquired business almost doubled out of the box and the combined entity has shown the desired revenue synergies.

Hot Topic's same store sales accelerated to over 10% which drove earnings growth to 20%. The company's unique merchandise and collaborative relationship with its customer base continues to drive superior returns on investments, strong sales results and solid stock performance.

99 Cents Only Stores also had terrific sales results which helped its stock in the quarter. More exciting to us are the positive results from some of the company's new merchandising efforts, such as the rollout of milk and introduction of proprietary branded shampoo and detergents. We are also excited about the planned entrance into

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Texas with a major store rollout. We view this as which is a prelude to the national expansion of the concept.

Our worst performers in the quarter were Career Education, United Surgical Partners (USPI), ProQuest and Catalina Marketing. Career Education was weak because of concerns that its earnings would slow, either because a more robust economy would increase employment and quell demand for further education or because the company's growth had been so strong it had to decelerate. We strongly believe that the company's success has not been predicated on a weak economy but on the rewards that higher education is offering students. Career Education's success derives from its particularly relevant curriculum, student satisfaction and the high placement rate of graduates. We do believe that the company's overall earnings growth rate, which has been about 50% per year for the last 3 years, will slow, but we still expect robust 30% plus growth going forward. We are also excited about the company's nascent online education efforts which we believe is a huge growth opportunity and could add significant equity value to shareholders.

USPI's stock was under pressure because of concern over Medicare funding cuts and confusion about the company's reporting of its income in surgical facility partnerships. We believe that Medicare cuts won't affect the company much and that the company will provide additional disclosure to explain its accounting. We feel the strong internal results that the company's centers are experiencing and the 80% plus returns they are generating from their new center development program will drive positive earnings growth and, as a result, a higher stock price.

ProQuest reduced earnings projections for the fourth quarter and tempered estimates for `03 primarily because of tight funding in its library end markets. The stock now trades at under 9 times current year estimates. The company is in the early phase of rolling out important new growth initiatives, including online searchable versions of The New York Times and Wall Street Journal publications and digital course supplements for college professors and textbook publishers.

Catalina Marketing announced that revenues in its Health Resources subsidiary, which sells advertising messages to drug companies, would be flat this fiscal year because of pharmaceutical manufacturer's unease with the regulatory environment for medical advertising. We still believe this subsidiary will be a major asset, though we admit its contribution will be delayed. Generally, we remain very enthused about the company's unique ability to enable "one-to-one" marketing and we believe they will be a strong grower in the future.

PORTFOLIO COMPOSITION AND ACTIVITY
--------------------------------------------------------------------------------

At the end of December, the Fund had about $744 million in assets. The Fund owned 69 securities. The top 10 positions equaled 32% of the portfolio. The industry groups with the highest concentrations were -- business services: 11%, retail: 11%, education: 11%, media and entertainment 10% and healthcare services 7%. We continue to

[BAR GRAPHS]
--------------------------------------------------------------------------------

                                                                                                                             <C
PERFORMANCE FOR THE              ANNUALIZED PERFORMANCE             ANNUALIZED PERFORMANCE            CUMULATIVE PERFORMANCE
YEAR ENDED                       FOR THE FIVE YEARS ENDED           FOR THE TEN YEARS ENDED           SINCE INCEPTION
DECEMBER 31, 2002                DECEMBER 31, 2002                  DECEMBER 31, 2002                 OCTOBER 12, 1997 THROUGH
                                                                                                      DECEMBER 31, 2002

BARON SMALL CAP FUND**  -9.7%    BARON SMALL CAP FUND**   -7.8%     BARON SMALL CAP FUND**    6.5%    BARON SMALL CAP FUND**   41.1%
S&P 500*               -22.2%    S&P 500*                -14.6%     S&P 500*                 -0.6%    S&P 500*                 -0.3%
RUSSELL 2000*          -20.5%    RUSSELL 2000*            -7.5%     RUSSELL 2000*            -1.4%    RUSSELL 2000*            -9.7%
--------------------------------------------------------------------------------

* S&P 500 AND RUSSELL 2002 ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

actively manage the portfolio. We have added new names, increased stakes in some present holdings and sold off other stocks all together. In the quarter we added four new positions: American Tower, RH Donnelley, SkyWest and Penn National Gaming.

[PIE CHART]

INDUSTRY BREAKDOWN
--------------------------------------------------------------------------------
Business Services             11.0%
Consulting                     3.7%
Consumer Services              3.4%
Education                     10.5%
Financial                      4.7%
Health Care Services           6.7%
Health Care Facilities         4.9%
Media and Entertainment       10.3%
Printing and Publishing        3.7%
Retail Trade                  10.7%
Restaurants                    5.6%
Other                         17.8%
Cash                           7.0%


TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

Career Education Corp.                            6.7%
ChoicePoint, Inc.                                 3.8%
Radio One, Inc.                                   3.0%
Iron Mountain, Inc.                               3.0%
Fair Isaac & Company, Inc.                        2.9%
Apollo Group, Inc.                                2.8%
Krispy Kreme Doughnuts                            2.6%
Charles River Labs Intl.                          2.6%
Weight Watchers Intl.                             2.5%
Casual Male                                       2.5%
                                                 -----
Total                                            32.4%
--------------------------------------------------------------------------------

American Tower is the largest owner of communications towers. The company is a former holding whose stock price has declined from $50 per share in early 2000 to under a dollar this fall. The stock fell because of a combination of capital structure issues and slowing antennae additions due to wireless carriers cutting capital spending. We re-entered the stock when we became convinced the company would address its liquidity concerns by selling non-core assets and restructuring certain obligations (which has been accomplished). We believe the business can still grow cash flow over 20% and we believe the stock is mispriced at under 10 times present cash flow.

We purchased RH Donnelley after the company acquired the yellow page operations of Sprint Corp. Donnelley previously had been the sales agent for some of Sprint's books. Donnelley paid more than twice its former enterprise value for the acquisition and did so by taking on additional debt and selling new equity to a financial partner. Though we are wary of investing in leveraged companies these days, we feel the yellow page business is very stable and the current cash flow comfortably supports the new debt. We feel Donnelley's industry-leading management team will be able to grow cash flow nicely. The stub equity is trading under 10 times 2003 free cash flow, and, if all goes to plan, about 6 times our 2004 estimate. We believe this valuation offers us the potential for big equity returns.

The airline industry is under tremendous pressure and is in a state of flux. Airline stocks have fallen because of some well publicized bankruptcies in the industry and concern over war and terrorism. And although it might not seem obvious, we believe periods of dislocation and change are buying opportunities. We continue to be excited about the prospects for our present holding, JetBlue. We believe JetBlue offers the unique combination of low fares and a preferred product. We expect the company to continue to grow rapidly and gain share, and that its success, and that of other low cost operators, is the root cause of the industry's woes.

We have made additional investments in two other airlines we believe will be winners in the new environment. SkyWest is an operator of regional jets (RJ), which are smaller planes with 30, 50 and 70 seats. Major airlines are outsourcing unprofitable pieces of their route systems to the RJ operators who have substantially lower cost structures. They are contracting on a cost-plus basis, which we believe substantially reduces risk to the RJ operators. We think this model will be utilized more in the future and believe SkyWest, the lowest cost RJ operator, will be the primary beneficiary. We have also begun to buy WestJet, the low-cost, low-fare Canadian airline. Emulating the Southwest Air model, WestJet has taken huge market share and is growing rapidly. We believe it now trades at a cheap multiple because of all the turbulence in the industry.

Penn National Gaming is a stock the other Baron funds have owned for a while. Generally, I am nervous about regional gaming operators because of the threat of increased competition from new jurisdictions' adapting gaming. In addition, there is a risk that states will raise taxes on existing operators to fund budget deficits. Because of this, we have sold some of our regional gaming holdings. But we are buying Penn because it is selling at less than 10 times earnings, proforma for their acquisition of Hollywood Casinos. The stock is five times potential earnings if we are correct that they will benefit from gaming at racetracks in Pennsylvania and from potential legislation granting additional slots in Illinois.

In the quarter, we sold our holdings in Four Seasons and ResortQuest out of fear that the slump in the lodging industry will be protracted. This fear is based on persistent cost cutting by businesses and the pricing pressure caused by the effectiveness of the Internet as a bargaining tool.

We sold Resources Connections and Entravision, which are fine companies, but traded at full multiples. We sold all of our Meridian Medical and half of our

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

TicketMaster which were acquired by other public companies during the period.

OUTLOOK
--------------------------------------------------------------------------------

It has obviously been a difficult market. Economic activity and related corporate earnings growth slowed in the December quarter, continuing the choppy pattern of the past few years. And now, as we wait to see how the geopolitical events play out, a new wave of fear, uncertainty and malaise seem to have enveloped the stock market. All decisions seem to be on hold, which is not good for the economy or stocks.

But we expect this will pass sometime soon. When it does, it is my sense that pent-up consumer and corporate demand will drive the economy forward, aided by fiscal and monetary policy stimulus if needed. And when it does, we believe business will improve, investors will focus on the future and, as a result, stocks will perform better. We think it is a good time to invest in strong, well-positioned businesses at depressed prices. Our portfolio of niche, special companies now trades at very cheap levels when measured against our near-term and long-term profitability projections.

We are optimistic about returns going forward.

Very truly yours,

[SIGNATURE]

Cliff Greenberg
Portfolio Manager
February 12, 2003

* As of December 31st, 2002 the Morningstar(TM) peer group for the Baron Small Cap Fund is the small-cap growth category, which currently consist of 639 mutual Funds. For the one year the Baron Small Cap Fund is ranked (by total return) 4 out of the 616 Funds that disclosed their data. For three years the Baron Small Cap Fund is ranked (by total return) 117 out of the 469 Funds that disclosed their data. For five years the Baron Small Cap Fund is ranked (by total return) 39 out of the 336 Funds that disclosed their data. Morningstar Principia Pro does not calculate comparative performance since inception (10/ 01/97) of Baron Small Cap Fund vs. its small cap peers.

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous -- we visit plants, interview executives and speak with employees as well as their competitors. We evaluate virtually all publicly available information, as well as review outside research reports. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

[REGISTERED LOGO]

4  BARON iOPPORTUNITY
   FUND



PERFORMANCE AND OVERVIEW.....................................................19


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON iOPPORTUNITY FUND

QUARTERLY REPORT                                              DECEMBER 31, 2002

[PHOTO OF MITCH RUBIN]
Mitch Rubin, Portfolio Manager

DEAR BARON IOPPORTUNITY FUND SHAREHOLDER:

PERFORMANCE AND OVERVIEW
--------------------------------------------------------------------------------

The iOpportunity Fund gained 14.6% during the December quarter. This performance was in line with the NASDAQ Composite (+14%), ahead of the S&P 500 (+8%) and well behind the performance of the Morgan Stanley Internet Index (+39%). Our gains in the quarter were fairly broad based as the market seemed to become a bit more optimistic about stocks in general, and technology oriented stocks in particular. Among our best performers in the quarter were Internet portal Yahoo, Internet close out retailer Overstock.com, advertising services firm Getty Images, Mediacom, a small cap cable company, Internet travel leader Expedia and Internet auction king eBay. The only significant losses in the quarter came from our video game software investments, Electronic Arts and Take-Two Interactive.

Yet, while we had a profitable fourth quarter, it was far from the levels required to salvage the year as a whole and we are very disappointed to have finished 2002 with a substantial loss. For the full year, the iOpportunity Fund declined 29%, which was a bit better than the NASDAQ (-31.5%), behind the S&P 500 (-22%) and ahead of the MOX (-43%). We still had some very successful investments last year including Expedia, on-line bill payments company CheckFree, on-line educator University of Phoenix Online, Getty Images and Amazon.com. Yet these gainers were far outweighed by our poorer performers which included our cable holdings (Insight and Mediacom), Monster.com parent TMP Worldwide, electronics manufacturer Flextronics, e learning provider Skillsoft, wireless tower owner American Tower, professional services provider Accenture and financial services firm Charles Schwab.

On March 1st of this year, the Fund will mark its three-year anniversary, albeit without any celebration. Certainly, much has changed in the past three years as we've weathered global unrest, economic uncertainty, shifts in political and social agendas, and, obviously, contraction in the equity markets, especially with respect to Internet and information technology companies. And yet, despite these changes, and despite our losses, we firmly believe that the purpose for which the fund was launched -- to focus on businesses that are taking advantage of the rapid changes being affected by the Internet and information technology -- remains as relevant and full of opportunity today as it was when we launched in the beginning of the year 2000. Although obviously with a lot less market excitement and enthusiasm.

As we review below, despite the severe contraction in valuations across our universe, we believe that there is more proof than ever that, in a host of industries, those businesses that embrace the changes brought on by the Internet can and will take market and profit share from those that do not. And, we now have proof that they can do so profitably as, during 2002, a host of leading Internet companies generated substantial profits and/or free cash flow (some for the first time, others extending their previous profitability).

We also remain convinced, that we are still in the very early innings of this

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

revolution, with the most sweeping changes in business and personal activity still ahead. Internet users and usage continues to grow and broadband penetration to the home has begun to accelerate. Wireless data services, while slower to roll out than we and others had expected, have begun to penetrate select markets. And, despite the dramatic downturn in IT spending in the past several years, businesses continue to turn to the Internet as the tool of choice to increase productivity, lower cost and improve customer service.

However, while neither our focus nor our optimism for the future of the Internet has changed over the past three years, we believe that there is a striking and fundamental difference between the environment for Internet and information technology companies today and the environment in February/March of 2000 when we launched. Then, in most instances, the Internet was relatively unproved as a viable business concept with most of the companies focused on Internet-based models generating substantial losses and using capital voraciously. Yet, then, the stocks of Internet companies traded at astronomical valuations. Obviously, the stocks were ahead of themselves.

This stands in stark contrast to the environment today. By the end of the year 2002, many of the surviving concepts and business plans of the late 1990's have been proved with the leading Internet companies in many industries now generating substantial profits and free cash flow and taking significant market share from their off-line competitors. And, despite the fact that many of these dreams have now become realities, valuations have normalized and, in most cases, despite high growth and accelerating profit, most of our companies are valued at substantial discounts to their proven growth rates and more in- line with the overall market (despite the market's substantially slower growth). For example, companies in our portfolio that we value on earnings as opposed to cash flow, (which represents about two-thirds of the portfolio), we believe could grow their earnings over 55%, on average, this year and over 40% again in 2004. These companies are trading at about 22x this year's earnings and 17x 2004 profits, obviously well below their growth rates. This compares to the S&P 500 which is expected to have earnings growth of about 17% this year and 12% in 2004 and is valued at about 16x this year's earnings and 14x 2004. Thus, you are paying a very modest premium to the market today, and a substantial discount to growth, for companies that have proved their business models and, in our opinion, are still growing at extraordinary rates.

In fact, with cash flow accelerating and valuations normalized, many of our companies, despite their substantial growth potential, are acting like value companies in that they have begun to repurchase their own shares in the open market. Expedia, Hotels.com, CheckFree, Ameritrade, Take-Two Interactive, TMP Worldwide, Skillsoft, Stamps.com, Getty Images, Accenture, Intel and Dell have all announced and/or continued share repurchase programs in the last several months.

THAT WAS THEN, THIS IS NOW

To illustrate the dramatic evolution of many of our companies we thought it would be informative to contrast the current business fundamentals for many of our companies with their fundamentals of 1999 and 2000 and in


[BAR GRAPHS]
--------------------------------------------------------------------------------

                                                                                                                             <C
PERFORMANCE FOR THE             ANNUALIZED PERFORMANCE           ANNUALIZED PERFORMANCE           CUMULATIVE PERFORMANCE
YEAR ENDED                      FOR THE FIVE YEARS ENDED         FOR THE TEN YEARS ENDED          SINCE INCEPTION
DECEMBER 31, 2002               DECEMBER 31, 2002                DECEMBER 31, 2002                FEBRUARY 29, 2000 THROUGH
                                                                                                  DECEMBER 31, 2002

BARON iOPPORTUNITY FUND** 14.6% BARON iOPPORTUNITY FUND** -29.0% BARON iOPPORTUNITY FUND** -17.3% BARON iOPPORTUNITY FUND**  -58.3%
MORGAN STANLEY                  MORGAN STANLEY                   MORGAN STANLEY                   MORGAN STANLEY
INTERNET INDEX*           39.0% INTERNET INDEX*           -42.9% INTERNET INDEX*           -47.6% INTERNET INDEX*            -93.0%
NASDAQ COMPOSITE*         14.0% NASDAQ COMPOSITE*         -31.5% NASDAQ COMPOSITE*         -26.5% NASDAQ COMPOSITE*          -71.6%
--------------------------------------------------------------------------------

* THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

** THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

relation to the fundamentals for their industries.

TRAVEL

During 1999 gross travel bookings on the Internet were less than $8 billion. While certainly a large number, this represented less than 2% of the total bookings for the industry as a whole. At the time, Expedia was booking approximately $800 million of annualized travel sales, which generated revenue of less than $80 million. And, on this base of business, Expedia was losing approximately $100 million per year. Yet, at the end of its first day of trading (November 10th, 1999), Expedia had an enterprise value of approximately $3 billion. Contrast that with today. For 2003, Expedia is projected to book approximately $7.5 billion in travel, nearly the total for the entire on-line industry 4 years ago. On this base, we believe Expedia should generate over $800 million in revenue and produce about $150 million in net income. Today, Expedia has an enterprise value of approximately $3.5 billion (or a little more than 23x profits).

The growth statistics for Hotels.com are equally impressive. During 1999, Hotels.com (then Hotels Reservations Network), sold about 1.2 million room nights and generated about $160 million in revenue. Unlike many from the dot-com era, Hotels.com was profitable from the start and in 1999 generated about $24 million of operating cash flow. For 2003, we expect Hotels.com to book nearly 12 million room nights, generate over $1.2 billion of revenue and also produce about $150 million of net income. Hotels.com, today is valued at a little over $2 billion of enterprise value or less than 15x net income.

While it takes little deep analytical thought to bash the airline industry, the contrast between that 65 year old industry and the Internet travel companies is truly striking. In its history since 1938, the airline industry in this country, by the end of 2003, will have cumulatively lost money. Not one dollar of cumulative net income despite untold billions of cumulative capital investment. And, even in its best years, the average airplane flies with over 25% of its seats empty. In poor years, that number rises to nearly 40%. The hotel industry's vacancy rates have averaged over 35% in nearly every year in the last 35 years. That is a tremendous amount of wasted capacity that has been fully purchased and paid for and that must be fully staffed. And, to note that the operating costs of the airline or hotel industry are not terribly flexible is another statement of the obvious. The combination of fixed costs for these companies, such as debt service for their assets, union labor agreements, energy costs and slotting fees, makes the hurdle to reach even break even, much less generate consistent profits, staggeringly high.

Today, Internet travel reservations are approximately 10% of all travel bookings and many predict that they will be +20% within a few years. This does not necessarily bode well for the travel providers (airlines and hotel owners), but offers substantial opportunity for the on-line travel agents. Given their business models and cost structures, we think Expedia and Hotels.com should continue to take both market and profit share while also generating substantial excess free cash flow for shareholders.

RETAILING

At the time we launched the Fund, the publicly traded on-line retailing companies had just reported their fourth quarter and full year numbers for 1999. With the exception of eBay, not one of these retail concerns reported a profit either for the quarter or for the year. As the market changed its focus to profits, in the next two years, there was a brutal contraction in the valuation of any on-line retail concern as the market apparently assumed that any business selling goods on-line was sure to end up in bankruptcy and liquidation. And surely, many did.

Nevertheless, since 1999, on-line retail sales have more than doubled from about $20 billion to roughly $43 billion in 2002. As a result, on-line sales now account for an estimated 5% of retail sales in U.S. brick-and-mortar stores and growing. This doubling in 4 years represents a growth rate in on- line sales of approximately 30% annually v. a 1-3% annual growth rate for retail sales in general. Even in this year's Christmas season, which is being called the worst holiday season for retail sales in the last decade, on-line retailers grew their sales 27% from the prior holiday season.

Now, obviously, this sales growth would be of little interest if on-line retailers had not made good on their promise to leverage their Internet infrastructure to also grow profits. This seemed a bit far fetched in 1999, a year in which on-line retailing leader Amazon lost close to $650 million on sales of $1.6 billion. In fact, Amazon's profitless sales and the company's ultimate viability was one of the hottest topics in media and investing circles during the past couple of years as one after another of the market pundits predicted Amazon's, and all of on-line retailing's, demise.

But, as time progressed, on-line retailers' managements became more focused on profits, shoppers became more accepting of buying goods on-line, and on-line usage continued to grow. And, one after another, on-line retailers began to approach and then surpass profitability as sales continued to rise. Moreover, after building out their infrastructure to service their virtual consumers, most on-line retailers have substantially lowered their capital expenditure needs despite accelerating sales growth, leading to fast rising returns on invested capital. For example, Amazon turned profitable in the fourth quarter of 2001, was profitable for the full year in 2002 and,

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

during 2002 generated over $150 million in excess free cash flow. In the current year, we think Amazon will grow revenue a further 20-25%, nearly double its profit margins and should generate over $200 million in free cash. Moreover, the company has only $200 million of inventory (a scant 5% of sales) on hand, turns its inventory 19x per year and has capital expenditures of less than 3% of sales.

By comparison, the off-line retail industry expects low single digit growth in organic sales and most are characterized by shrinking profit margins. Moreover, to generate growth, off-line retailers must invest in new stores, extra labor, substantial, locally stocked inventory and elaborate distribution networks -- all of which pressure long term returns on capital. For example, to support approximately $5 billion in sales, Barnes & Noble keeps nearly $2 billion of inventory on hand (over 30% of sales).

And, Amazon is not alone. We have invested in several other on-line retail companies including 1-800-Flowers.com (who lost $7m in 1999 on $293m of sales and earned $11m in 2002 on nearly $500m of sales), Overstock.com (who lost over $20 million in 2000 but earned $1m in 2002 while sales grew over 150%), and drugstore.com (who lost $150 million in 2000 but we think should be profitable by the end of this year on 40% compound annual sales growth) -- all of whom are growing substantially faster and yet have lower expense and capital needs than their off-line counterparts.

In addition, although we have focused this discussion on true bricks and mortar competitors, any discussion of the success of on-line retail would be lacking without at least some mention of eBay, whose gross merchandise sales, which are not included as sales for the on-line retail industry, went from $2.8 billion in 1999 to $14.9 billion in 2002. eBay has obviously come a long way from Pez dispensers with several disparate categories including autos, computers, consumer electronics, books, videos and music and sports all surpassing the $1 billion mark in sales. A truly amazing statistic is that, as profiled in a recent Wall Street Journal article, eBay is now the world's largest used car sales venue, a business they were not even in when we launched the Fund.

ON-LINE ADVERTISING

In 1999-2000, on-line advertising appeared to be a booming business, both in terms of newly minted dot-comers buying ads in traditional media outlets to build their brands and many on and off-line companies testing the Internet as a place to advertise to the vastly growing user community. Nothing highlights the frenzy of the era better than the January 2000 Super Bowl, when no less than 17 dot-com advertisers spent approximately $2 million each on Super Bowl ads.
On-line advertising spending peaked in 2000 at $8.25 billion although much of that spending came from other dot-com advertisers, flush with cash from the "irrationally exuberant" capital markets. Over the next few years, as banner ads ultimately proved ineffective and countless dot-com's closed their virtual doors, on-line advertising contracted dramatically. Spending on Internet advertising fell 12% in 2001 and 15% in 2002, leading many to declare the Internet dead as a viable advertising medium.

However, this free fall masks the explosive growth of pay-for-performance search on the Internet which has become an integral part of the advertising budgets of both surviving on-line companies and established, large scale off- line media buyers. We have profiled pay for performance pioneer Overture in several of our previous letters yet it bears repeating that, in 1999, Overture lost about $30 million on revenues of less than $27 million and few had ever heard of pay for performance search. Yet, over the next several years, pay- for-performance search emerged as a high-return way for advertisers to reach consumers who, by conducting an Internet keyword search for a particular product or service, are signaling their intent to transact business, and Overture had solidified its standing as the clear market leader. Indeed, by 2002, Overture had over 80,000 advertisers participating in its network, and it generated nearly $670 million in revenues (a 130% annual growth rate) and $100 million of operating profit. And, recently, Overture's management indicated that it expected to cross the $1 billion revenue threshold in 2003.

The success of pay for performance search has helped usher in a new interest in other forms of on-line marketing and, for the first time in several years, the on-line advertising industry is expected to grow solidly during 2003 (especially if you exclude AOL Time Warner). For example, Yahoo's non search marketing services business grew sequentially in each of the last three quarters of 2002, culminating with 20% sequential growth in the seasonally strong 4th quarter. With on-line media consumption still expected by many to grow at a 30% annual rate for the next several years, dwarfing the growth rates of traditional media, most prognosticators now expect on-line advertising growth to outstrip the overall advertising market. We agree.

BROADBAND

In 1999 and 2000, U.S. cable companies were in the midst of yet another upgrade cycle, spending billions of dollars to enhance their networks to offer two way communication and advanced services, such as high-speed broadband Internet access, digital TV and video on demand. Investors were concerned whether the cable upgrade cycle would ever end,

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

whether cable companies would get a reasonable return on their investments in their systems, and whether cable companies would ever generate free cash flow. With regard to broadband, in particular, analysts questioned whether always- on, high-speed Internet access had broad consumer appeal at price points around $40 per month, and whether cable broadband would prove to be a profitable business. Yet, despite these concerns, in 1999 and 2000, the cable industry traded at valuations at or above 14x operating cash flow and $4,500 to $5,000 per subscriber.

Again, contrast that period with today. With their rebuilds completed, cable companies are drastically reducing their capital expenditures for 2003 and Cox, Time Warner Cable, Insight, and Mediacom, to name a few, are all expecting to begin generating free cash flow during 2003 (Comcast generated significant free cash flow in 2002 and expects to begin generating free cash flow again in 2004 after a year of high spending to upgrade newly acquired systems from AT&T). In addition, these investments have begun to bear fruit as customer adoption of high-speed Internet access, in particular, has been extremely strong. Back in 2000, approximately 40% of US households were connected to the Internet and only
5.5 million homes (13% of Internet users and about 5% of households) had a broadband connection. Today, over 50% of US households have an Internet connection, with about 18 million homes (30% of Internet users and about 16% of households) having high-speed broadband. According to Nielsen/Net Ratings, over 25% of active users are now on broadband, and over half of all time on-line is via a broadband connection. Cable companies have garnered the lion's share of these broadband connections, about two thirds, as they have capitalized on their advantages against local phone companies in terms of footprint, speed, price, and ease of customer installation.

Moreover, broadband has proved to be a very profitable product. Rather than lowering prices, as first feared, the price of cable broadband service has actually increased since 2000 as most of the local broadband competitors (mostly telecom firms) have exited the business. As a result, in what was originally thought to be a 25-30% margin business, many cable firms now report incremental operating cash flow margins north of 50% on their broadband products. Because we expect the number of homes taking the service to continue to grow at a 30%-plus rate for the next several years, this should be a key profit driver for the cable industry in the near future. We think this should help the cable industry accelerate both its earnings and cash flow growth into the double digits. And yet, despite this success in answering many of the concerns from three years ago, today, most cable companies trade at only 10x operating cash flow and less than $3,500 per subscriber.

CONCLUSION
--------------------------------------------------------------------------------

In addition to those profiled above, there are a host of other industries or industry sectors that have equally compelling case studies for market and profit share growth in the past three years as a result of the Internet. They include on-line education, the digitization of media, data and information services expansion, a cadre of financial services transitioning to the net, the explosion of wireless data services and many others. These are some of the core themes in which the iOpportunity Fund is invested and provides the basis for our continued optimism for the Fund as we enter 2003. As a whole, we believe the companies in which we're investing have high growth rates (40-50% in revenues and profits), reasonable valuations (about 20x profits and 10x cash flow) and are extremely healthy (most of our companies have substantial cash balances and little, if any, debt).

We have, over the past 3 years written letters each quarter to explain our thought process and our investment strategy. And, obviously, this has been against the backdrop of a historically difficult stock market. While it is not easy to see from our performance, the evolution of the Internet has continued and many of the concepts that excited us and led to the launch of this Fund are still very much intact. We continue to believe that the Internet presents extraordinary growth-oriented investment opportunities and that we are still at the tip of the iceberg in the development of the Internet and its impact on society. We remain extremely optimistic about the future of this Fund and are working tirelessly to produce better investment returns for our fellow shareholders.

Sincerely,

[SIGNATURE]

Mitch Rubin
Portfolio Manager
February 12, 2003

The prospective performance for the companies discussed herein are based on our internal analysis and reflect our opinions only. We consider our analysis rigorous -- we visit plants, interview executives and speak with employees as well as their competitors. We evaluate virtually all publicly available information, as well as review outside research reports. We, however, make no guarantees of future performance of the securities, and our opinions are subject to change.

Source of all data herein: Baron Capital, Inc.

BARON FUNDS
--------------------------------------------------------------------------------

TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

Baron Asset Fund invests primarily in small and medium sized companies; Baron Growth Fund and Baron Small Cap Fund invest primarily in small companies. Table I ranks the Funds' investments by their current market capitalization which often is greater than the market capitalization of the companies at the time in which they were first purchased.


BARON ASSET FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ................................       $14,579        8.0%

                              Medium Capitalization
--------------------------------------------------------------------------------
Anthem, Inc. ........................................       $ 8,897        1.8%
Zimmer Holdings, Inc. ...............................         8,098        0.5
Apollo Group, Inc., Cl A ............................         7,691       10.0
Weight Watchers Intl., Inc. .........................         4,881        0.9
ChoicePoint, Inc. ...................................         3,390       11.0
XTO Energy, Inc. ....................................         3,128        1.1
Dollar Tree Stores, Inc. ............................         2,805        2.5
Robert Half Intl., Inc. .............................         2,792        3.4
                                                                          ----
                                                                           31.2%
                              Small Capitalization
--------------------------------------------------------------------------------
Cox Radio, Inc., Cl A ...............................       $ 2,288        1.2%
Hispanic Broadcasting Corp. .........................         2,236        0.7
Polo Ralph Lauren Corp., Cl A .......................         2,235        4.7
WellChoice, Inc. ....................................         2,000        0.2
Krispy Kreme Doughnuts, Inc. ........................         1,898        0.6
99 Cents Only Stores ................................         1,883        0.1
The Cheesecake Factory, Inc. ........................         1,831        0.4
Manor Care, Inc. ....................................         1,793        1.9
Charles River Laboratories Intl., Inc. ..............         1,737        0.5
Harte-Hanks, Inc. ...................................         1,699        0.2
Radio One, Inc. .....................................         1,529        0.6
Extended Stay America, Inc. .........................         1,384        0.6
Education Mgmt. Corp. ...............................         1,326        2.5
Ethan Allen Interiors, Inc. .........................         1,298        2.8
DeVry, Inc. .........................................         1,161        2.7
Wynn Resorts, Ltd. ..................................         1,020        1.6
Four Seasons Hotels, Inc. ...........................           978        0.6
Southern Union Co. ..................................           917        2.2
Seacor Smit, Inc. ...................................           887        3.4
Choice Hotels Intl., Inc. ...........................           843        4.6
Penn National Gaming, Inc. ..........................           635        0.4
Kerzner Intl., Ltd. .................................           573        2.5
Natuzzi S.p.A. ......................................           556        0.3
Sotheby's Hldgs., Inc., Cl A ........................           553        6.7
Vail Resorts, Inc. ..................................           534        7.0


-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Saga Comm., Inc., Cl A ..............................        $398          4.1%
Libbey, Inc. ........................................         385          2.7
Alexander's, Inc. ...................................         323          1.0
Smart and Final, Inc. ...............................         153          0.6
DVI, Inc. ...........................................         114          0.4
                                                                          ----
                                                                          57.8%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,691         1.3%
Weight Watchers Intl., Inc. .........................        4,881         0.8
ChoicePoint, Inc. ...................................        3,390         3.8
University of Phoenix Online ........................        3,081         2.9
Dollar Tree Stores, Inc. ............................        2,805         0.9
Robert Half Intl., Inc. .............................        2,792         0.5
BlackRock, Inc., Cl A ...............................        2,554         1.1
                                                                          ----
                                                                          11.3%
                              Small Capitalization
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl A .......................       $2,235         0.6%
Fair, Isaac and Co., Inc. ...........................        2,166         2.5
Community Health Systems, Inc. ......................        2,034         0.2
Krispy Kreme Doughnuts, Inc. ........................        1,898         3.1
The Cheesecake Factory, Inc. ........................        1,831         1.6
Manor Care, Inc. ....................................        1,793         2.4
Charles River Laboratories Intl., Inc. ..............        1,737         1.9
JetBlue Airways Corp. ...............................        1,714         1.7
Harte-Hanks, Inc. ...................................        1,699         1.3
Getty Images, Inc. ..................................        1,638         1.0
Chico's FAS, Inc. ...................................        1,605         1.8
Waddell & Reed Financial, Inc., Cl A ................        1,579         0.2
Radio One, Inc. .....................................        1,529         1.2
CheckFree Corp. .....................................        1,419         0.9
Chicago Mercantile Exchange Holdings, Inc. ..........        1,389         0.4
Extended Stay America, Inc. .........................        1,384         2.1

BARON FUNDS
--------------------------------------------------------------------------------

BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc. .........................       $1,344         1.2%
Education Mgmt. Corp. ...............................        1,326         0.8
Ethan Allen Interiors, Inc. .........................        1,298         1.7
Premcor, Inc. .......................................        1,290         0.5
LIN TV Corp., Cl A ..................................        1,227         2.9
Hilb, Rogal & Hamilton Co. ..........................        1,203         0.4
Entravision Comm. Corp., Cl A .......................        1,196         0.1
LNR Property Corp. ..................................        1,179         0.4
DeVry, Inc. .........................................        1,161         0.7
Jefferies Group, Inc. ...............................        1,130         1.9
CTI Molecular Imaging, Inc. .........................        1,050         1.3
Wynn Resorts, Ltd.  .................................        1,020         2.3
Panera Bread Co., Cl A ..............................        1,014         0.5
Catalina Marketing Corp. ............................        1,007         1.5
Linens `n Things, Inc. ..............................          996         0.5
Arbitron, Inc. ......................................          990         2.2
Four Seasons Hotels, Inc. ...........................          978         2.6
Southern Union Co. ..................................          917         1.9
Boyd Gaming Corp. ...................................          910         0.1
Gabelli Asset Mgmt., Inc., Cl A .....................          905         0.7
Seacor Smit, Inc. ...................................          887         1.6
Arch Capital Group, Ltd. ............................          860         1.9
Choice Hotels Intl., Inc. ...........................          843         1.7
Anteon Intl., Corp. .................................          824         0.7
Crown Castle Intl., Corp. ...........................          803         0.2
Cambrex Corp. .......................................          784         0.9
Nasdaq Stock Market, Inc. ...........................          782         0.3
Ralcorp Hldgs., Inc. ................................          755         0.2
Insight Comm. Co., Inc., Cl A .......................          747         0.6
Kronos, Inc. ........................................          729         1.0
AMN Healthcare Services, Inc. .......................          727         0.3
American Tower Corp., Cl A ..........................          690         0.7
Penn National Gaming, Inc. ..........................          635         1.8
AMERIGROUP Corp. ....................................          619         0.2
Intrawest Corp. .....................................          586         0.6
Kerzner Intl., Ltd. .................................          573         2.1
PRG-Schultz Intl., Inc. .............................          564         1.1
Natuzzi S.p.A. ......................................          556         0.3
Sotheby's Hldgs., Inc., Cl A ........................          553         0.4
ProQuest Co. ........................................          549         0.2
Odyssey Healthcare, Inc. ............................          539         1.0
Vail Resorts, Inc. ..................................          534         1.3
California Pizza Kitchen, Inc. ......................          472         1.1
Spanish Broadcasting System, Inc.,
  Cl A...............................................          466         0.2
Province Healthcare Co. .............................          464         0.1
Advent Software, Inc. ...............................          446         0.2
Gray Television, Inc. ...............................          446         1.2
United Surgical Partners Intl., Inc. ................          422         1.4




-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
AmSurg Corp. ........................................        $420          0.5%
Saga Comm., Inc., Cl A ..............................         398          1.2
Symyx Technologies, Inc. ............................         389          1.1
Viasys Healthcare, Inc. .............................         388          0.5
Libbey, Inc. ........................................         385          0.6
Centene Corp. .......................................         362          1.2
Information Holdings, Inc. ..........................         339          0.2
Alexander's, Inc. ...................................         323          0.3
LendingTree, Inc. ...................................         288          0.2
Heidrick & Struggles Intl., Inc. ....................         266          0.4
Smart and Final, Inc. ...............................         153          0.4
DVI, Inc. ...........................................         114          0.2
                                                                          ----
                                                                          77.2%


BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ............................       $7,691         2.8%
Weight Watchers Intl., Inc. .........................        4,881         2.5
Westwood One, Inc. ..................................        3,964         1.6
ChoicePoint, Inc. ...................................        3,390         3.8
University of Phoenix Online ........................        3,081         0.6
Ticketmaster ........................................        3,056         0.9
Regal Entertainment Group, Cl A .....................        2,814         1.0
Dollar Tree Stores, Inc. ............................        2,805         0.7
Iron Mountain, Inc. .................................        2,801         3.0
                                                                          ----
                                                                          16.9%
                              Small Capitalization
--------------------------------------------------------------------------------
Fair, Isaac and Co., Inc. ...........................       $2,166         2.9%
Community Health Systems, Inc. ......................        2,034         1.9
Krispy Kreme Doughnuts, Inc. ........................        1,898         2.6
99 Cents Only Stores ................................        1,883         1.7
Career Education Corp. ..............................        1,841         6.7
The Cheesecake Factory, Inc. ........................        1,831         1.5
Charles River Laboratories Intl., Inc. ..............        1,737         2.6
JetBlue Airways Corp. ...............................        1,714         1.5
Radio One, Inc. .....................................        1,529         3.0
Premcor, Inc. .......................................        1,290         0.7
Interactive Data Corp. ..............................        1,259         2.3
LIN TV Corp., Cl A ..................................        1,227         1.9
Corporate Executive Board Co. .......................        1,187         1.1
LNR Property Corp. ..................................        1,179         1.5
Waste Connections, Inc. .............................        1,074         0.8
Wynn Resorts, Ltd.  .................................        1,020         0.9
Catalina Marketing Corp. ............................        1,007         0.8
FTI Consulting, Inc. ................................          955         1.6

BARON FUNDS
--------------------------------------------------------------------------------

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization  (Continued)
--------------------------------------------------------------------------------
Gabelli Asset Mgmt., Inc., Cl A .....................        $905          1.2%
P.F. Chang's China Bistro, Inc. .....................         904          0.1
Ventas, Inc. ........................................         903          0.5
R.H. Donnelley Corp. ................................         871          1.1
Arch Capital Group, Ltd. ............................         860          0.9
Anteon Intl., Corp. .................................         824          1.9
Crown Castle Intl., Corp. ...........................         803          0.1
SkyWest, Inc. .......................................         751          0.9
AMN Healthcare Services, Inc. .......................         727          1.7
Hot Topic, Inc. .....................................         711          1.8
Kroll, Inc. .........................................         705          1.1
American Tower Corp. ................................         690          0.8
Quiksilver, Inc. ....................................         658          1.3
Penn National Gaming, Inc. ..........................         635          0.9
Paxar Corp. .........................................         579          0.4
Kerzner Intl., Ltd. .................................         573          0.8
ProQuest Co. ........................................         549          1.1
Actuant Corp., Cl A .................................         541          0.8
Odyssey Healthcare, Inc. ............................         539          0.9
Resources Connection, Inc. ..........................         509          0.5
California Pizza Kitchen, Inc. ......................         472          1.4
Province Healthcare Co. .............................         464          1.0
Cross Country, Inc. .................................         455          1.4
Gray Television, Inc. ...............................         446          1.8
United Surgical Partners Intl., Inc. ................         422          2.0
Kenneth Cole Productions, Inc.,
  Cl A...............................................         397          0.6
Viasys Healthcare, Inc. .............................         388          1.7
Aeropostale, Inc. ...................................         368          0.5
Information Holdings, Inc. ..........................         339          2.3
AMC Entertainment, Inc. .............................         321          1.1
SkillSoft PLC .......................................         274          0.4
Stelmar Shipping, Ltd. ..............................         253          0.7
MTR Gaming Group, Inc. ..............................         218          0.5
Overstock.com, Inc. .................................         188          0.6
Pinnacle Entertainment, Inc. ........................         180          0.2
Restoration Hardware, Inc. ..........................         151          1.0
Casual Male Retail Group, Inc. ......................         132          2.5
DVI, Inc. ...........................................         114          0.2
Equity Marketing, Inc. ..............................          77          0.9
The Sports Club Co., Inc. ...........................          42          0.2
                                                                          ----
                                                                          75.8%



BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                            Equity         % of
                                                          Market Cap        Net
Company                                                  (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Intel Corp. .........................................      $103,151        1.2%
Nokia Corp. ADR .....................................        74,150        1.1
Dell Computer Corp. .................................        68,968        3.2
AOL Time Warner, Inc. ...............................        58,559        1.5
Comcast Corp., Cl A .................................        30,614        2.7
eBay, Inc. ..........................................        20,938        4.3
Accenture, Ltd., Cl A ...............................        17,216        2.8
Charles Schwab Corp. ................................        14,579        1.7
                                                                          ----
                                                                          18.5%
                              Medium Capitalization
--------------------------------------------------------------------------------
Yahoo! Inc. .........................................      $  9,661        1.3%
Best Buy Co., Inc. ..................................         7,761        1.7
Electronic Arts, Inc. ...............................         7,243        3.9
Amazon.com, Inc. ....................................         7,206        1.9
Flextronics Intl., Ltd. .............................         4,239        2.6
Expedia, Inc., Cl A .................................         3,876        4.7
ChoicePoint, Inc. ...................................         3,390        2.8
Hotels.com, Cl A ....................................         3,158        5.2
University of Phoenix Online ........................         3,081        4.5
                                                                          ----
                                                                          28.6%
                              Small Capitalization
--------------------------------------------------------------------------------
Ameritrade Holding Corp. ............................      $  2,435        1.1%
Career Education Corp. ..............................         1,841        2.8
Getty Images, Inc. ..................................         1,638        4.1
Overture Services, Inc. .............................         1,595        4.3
Tech Data Corp. .....................................         1,522        2.8
CheckFree Corp. .....................................         1,419        1.9
TMP Worldwide, Inc. .................................         1,257        2.5
Mediacom Comm. Corp., Cl A ..........................         1,044        2.8
Research in Motion, Ltd. ............................         1,020        0.7
Take-Two Interactive Software, Inc. .................           962        3.0
Insight Comm. Co., Inc., Cl A .......................           747        2.0
American Tower Corp. ................................           690        1.4
1-800-FLOWERS.COM, Inc., Cl A .......................           410        1.5
CNET Networks, Inc. .................................           377        0.2
CoStar Group, Inc. ..................................           291        1.6
LendingTree, Inc. ...................................           288        2.0
SkillSoft PLC .......................................           274        1.6
Netflix, Inc. .......................................           243        0.3
Stamps.com, Inc. ....................................           228        0.7
iDine Rewards Network, Inc. .........................           209        1.7
Overstock.com, Inc. .................................           188        2.3
drugstore.com, Inc. .................................           164        1.3
FindWhat.com ........................................           136        0.2
SBA Comm., Corp. ....................................            21        0.9
                                                                          ----
                                                                          43.7%

BARON FUNDS
--------------------------------------------------------------------------------

TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                     Baron
                                                           Baron        Baron        Small          Baron
                                                           Asset       Growth         Cap        iOpportunity
                                                           Fund         Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------------
                                                            % of         % of         % of            % of
                                                          Portfolio    Portfolio    Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap....................      14.8         16.8          14.2           7.7
Foreign Sales Dependent
  (Sales > 15%).......................................      19.9         11.7          15.9          30.7
Oil Price Sensitivity.................................      17.7         13.7           4.9           9.8
Volatility (Beta > 1.2)...............................      11.1          9.9          10.1          59.5
NASDAQ Securities.....................................      18.0         30.6          33.0          70.8
Unseasoned Securities
  (Publicly owned
  for < 3 years)......................................       5.5         25.2          27.6          19.8
 (Publicly owned
  for < 1 year).......................................       1.8         10.9           8.9           2.6
Turnarounds...........................................      19.0          6.4           4.8           2.4
Development
  Companies...........................................       3.2          3.4           3.2           2.7



TABLE III (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                  -20.0%
--------------------------------------------------------------------------------
Two years                                                                 -15.2%
--------------------------------------------------------------------------------
Three years                                                               -10.3%
--------------------------------------------------------------------------------
Four years                                                                 -4.3%
--------------------------------------------------------------------------------
Five years                                                                 -2.6%
--------------------------------------------------------------------------------
Ten years                                                                   9.9%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              11.6%
--------------------------------------------------------------------------------



BARON GROWTH FUND

One year                                                                  -12.3%
--------------------------------------------------------------------------------
Two years                                                                  -0.6%
--------------------------------------------------------------------------------
Three years                                                                -1.9%
--------------------------------------------------------------------------------
Four years                                                                  8.1%
--------------------------------------------------------------------------------
Five years                                                                  6.4%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            16.9%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                   -9.7%
--------------------------------------------------------------------------------
Two years                                                                  -2.5%
--------------------------------------------------------------------------------
Three years                                                                -7.8%
--------------------------------------------------------------------------------
Four years                                                                  7.6%
--------------------------------------------------------------------------------
Five years                                                                  6.5%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                             6.8%
--------------------------------------------------------------------------------



BARON iOPPORTUNITY FUND

One year                                                                  -29.0%
--------------------------------------------------------------------------------
Two years                                                                 -17.3%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -26.5%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                          Cost             Value
----------------------------------------------------------------------------------
COMMON STOCKS (96.98%)
----------------------------------------------------------------------------------
                BUSINESS SERVICES (11.20%)
    5,400,000   ChoicePoint, Inc.*#              $    64,450,172   $   213,246,000
      240,000   Harte-Hanks, Inc.                      3,932,858         4,480,800
                                                  --------------    --------------
                                                      68,383,030       217,726,800
                CONSULTING (3.41%)
    4,120,000   Robert Half Intl., Inc.*              16,213,908        66,373,200
                CONSUMER SERVICES (7.60%)
   14,448,000   Sotheby's Hldgs., Inc., Cl A#        295,802,875       130,032,000
      385,200   Weight Watchers Intl., Inc.*          10,204,421        17,707,644
                                                  --------------    --------------
                                                     306,007,296       147,739,644
                EDUCATION (15.18%)
    4,430,000   Apollo Group, Inc., Cl A*             46,253,806       194,920,000
    3,100,000   DeVry, Inc.*                          22,242,661        51,491,000
    1,300,000   Education Mgmt. Corp.*                10,873,548        48,880,000
                                                  --------------    --------------
                                                      79,370,015       295,291,000
                ENERGY (4.51%)
    1,500,000   Seacor Smit, Inc.*#                   45,987,380        66,750,000
      850,000   XTO Energy, Inc.                      12,353,811        20,995,000
                                                  --------------    --------------
                                                      58,341,191        87,745,000
                FINANCIAL (8.44%)
   14,363,300   Charles Schwab Corp.                  40,534,628       155,841,805
    1,056,400   DVI, Inc.*#                           12,962,604         7,975,820
       10,000   Moody's Corp.                            463,600           412,900
                                                  --------------    --------------
                                                      53,960,832       164,230,525
                HEALTHCARE SERVICES (2.98%)
      550,000   Anthem, Inc.*                         30,294,687        34,595,000
      270,000   Charles River Laboratories
                Intl., Inc.*                           8,242,517        10,389,600
      175,000   WellChoice, Inc.*                      4,342,679         4,191,250
      210,000   Zimmer Holdings, Inc.*                 6,426,229         8,719,200
                                                  --------------    --------------
                                                      49,306,112        57,895,050
                HEALTHCARE FACILITIES (1.91%)
    2,000,000   Manor Care, Inc.*                     41,219,911        37,220,000
                Hotels and Lodging (5.74%)
    3,960,000   Choice Hotels Intl., Inc.*#           44,790,862        89,892,000
      750,000   Extended Stay America, Inc.*          10,764,425        11,062,500
      375,000   Four Seasons Hotels, Inc.             10,462,840        10,593,750
                                                  --------------    --------------
                                                      66,018,127       111,548,250
                MEDIA AND ENTERTAINMENT (6.61%)
    1,000,000   Cox Radio, Inc., Cl A*                 6,352,271        22,810,000
      616,400   Hispanic Broadcasting Corp.*           4,018,393        12,667,020
      290,000   Radio One, Inc., Cl A*                 2,373,395         4,239,800
      575,000   Radio One, Inc., Cl D*                 4,119,202         8,297,250
    4,240,000   Saga Comm., Inc., Cl A*#              27,365,261        80,560,000
                                                  --------------    --------------
                                                      44,228,522       128,574,070
                REAL ESTATE AND REITs (1.05%)
      315,000   Alexander's, Inc.*#                   20,542,256        20,333,250
                RECREATION AND RESORTS (11.51%)
    2,400,000   Kerzner Intl., Ltd.*#                 77,808,281        48,192,000
      525,000   Penn National Gaming, Inc.*            9,940,637         8,326,500
    9,011,300   Vail Resorts, Inc.*#                 217,335,050       136,701,421
      950,000   Wynn Resorts, Ltd.*                   12,348,586        12,454,500
    1,459,408   Wynn Resorts, Ltd.*@                  30,030,772        18,176,197
                                                  --------------    --------------
                                                     347,463,326       223,850,618
                RETAIL TRADE (10.69%)
      100,000   99 Cents Only Stores                   2,809,179         2,686,000
    2,000,000   Dollar Tree Stores, Inc.*             14,466,886        49,140,000
    1,586,900   Ethan Allen Interiors, Inc.           45,279,203        54,541,753



       Shares                                          Cost             Value
----------------------------------------------------------------------------------

                RETAIL TRADE (continued)
    4,175,000   Polo Ralph Lauren Corp.,
                 Cl A*                           $    94,926,908   $    90,848,000
    2,040,000   Smart and Final, Inc.*#               23,797,489        10,608,000
                                                  --------------    --------------
                                                     181,279,665       207,823,753
                RESTAURANTS (0.93%)
      320,000   Krispy Kreme Doughnuts,
                 Inc.*                                10,147,437        10,806,400
      200,000   The Cheesecake Factory, Inc.*          6,388,948         7,230,000
                                                  --------------    --------------
                                                      16,536,385        18,036,400
                UTILITY SERVICES (2.25%)
    2,650,000   Southern Union Co.*                   39,303,655        43,725,000
                WHOLESALE TRADE (2.97%)
    2,030,000   Libbey, Inc.#                         66,613,787        52,780,000
      500,000   Natuzzi S.p.A.                         7,782,344         5,080,000
                                                  --------------    --------------
                                                      74,396,131        57,860,000
                                                  --------------    --------------
TOTAL COMMON STOCKS                                1,462,570,362     1,885,972,560
                                                  --------------    --------------
----------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.56%)
----------------------------------------------------------------------------------
                EDUCATION (0.10%)
      105,264   Apollo International, Inc.
                S-A CV Pfd.*@                          2,000,016         2,000,016
                HEALTH SERVICES (0.46%)
        5,753   Somerford Corp. S-A
                 Conv. Pfd.* @                         9,000,000         9,000,051
                                                  --------------    --------------
TOTAL CONVERTIBLE PREFERRED STOCKS                    11,000,016        11,000,067
                                                  --------------    --------------
----------------------------------------------------------------------------------
WARRANTS (0.14%)
----------------------------------------------------------------------------------
                REAL ESTATE AND REITs
    2,127,660   Corrections Corporation of
                America
                Warrants Exp 09/29/2005*@                      0         2,647,518
                                                  --------------    --------------
Principal Amount
----------------------------------------------------------------------------------
CORPORATE BONDS (0.15%)
----------------------------------------------------------------------------------
                HEALTH SERVICES
$   3,000,000   Somerford Corp. 8.50%
                Sub. Conv. Deb. due
                 04/23/2006@                           3,000,000         3,000,000
                                                  --------------    --------------
----------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (2.91%)
----------------------------------------------------------------------------------
    6,502,917   Exxon Asset Management Co.
                 1.05% due 01/02/2003                  6,502,917         6,502,917
   49,997,083   American Express Corp.
                 1.05% due 01/02/2003                 49,997,083        49,997,083
                                                  --------------    --------------
TOTAL SHORT TERM MONEY MARKET
 INSTRUMENTS                                          56,500,000        56,500,000
                                                  --------------    --------------
TOTAL INVESTMENTS (100.74%)                      $ 1,533,070,378     1,959,120,145
                                                 ==============
LIABILITIES LESS
 CASH AND OTHER ASSETS (-0.74%)                                       (14,318,503)
                                                                    --------------
NET ASSETS (EQUIVALENT TO $34.42 PER
 SHARE BASED ON 56,502,395 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                                  $ 1,944,801,642
                                                                   ==============

---------------
% Represents percentage of net assets
@ Restricted securities
# Issuers that may be deemed to be "affiliated"
* Non-income producing securities

BARON GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                          Cost             Value
 ---------------------------------------------------------------------------------
COMMON STOCKS (88.49%)
----------------------------------------------------------------------------------
                BUSINESS SERVICES (11.18%)
      990,000   Catalina Marketing Corp.*        $    26,108,396   $    18,315,000
    1,160,000   ChoicePoint, Inc.*                    20,605,340        45,808,400
      720,000   Fair, Isaac and Co., Inc.             26,866,415        30,744,000
      840,000   Harte-Hanks, Inc.                     14,660,830        15,682,800
      312,000   Kronos, Inc.*                          6,719,352        11,540,880
    1,550,000   PRG-Schultz Intl., Inc.*              17,484,558        13,795,000
                                                  --------------    --------------
                                                     112,444,891       135,886,080
                CABLE (0.61%)
      600,000   Insight Comm. Co., Inc., Cl
                A*                                     6,230,632         7,428,000
                CHEMICAL (2.05%)
      375,000   Cambrex Corp.                         14,038,404        11,328,750
    1,080,000   Symyx Technologies, Inc.*             16,571,171        13,597,200
                                                  --------------    --------------
                                                      30,609,575        24,925,950
                COMMUNICATIONS (0.97%)
    2,500,000   American Tower Corp., Cl A*            9,256,026         8,825,000
      800,000   Crown Castle Intl., Corp.*             3,043,909         3,000,000
                                                  --------------    --------------
                                                      12,299,935        11,825,000
                CONSULTING (0.91%)
      310,000   Heidrick & Struggles Intl.,
                Inc.*                                  5,169,079         4,547,700
      400,000   Robert Half Intl., Inc.*               2,665,467         6,444,000
                                                  --------------    --------------
                                                       7,834,546        10,991,700
                CONSUMER SERVICES (1.16%)
      550,000   Sotheby's Hldgs., Inc., Cl A           9,675,881         4,950,000
      200,000   Weight Watchers Intl., Inc.*           5,882,958         9,194,000
                                                  --------------    --------------
                                                      15,558,839        14,144,000
                EDUCATION (5.77%)
      360,000   Apollo Group, Inc., Cl A*              3,382,220        15,840,000
      500,000   DeVry, Inc.*                           5,592,453         8,305,000
      270,000   Education Mgmt. Corp.*                 2,528,484        10,152,000
    1,000,000   University of Phoenix Online*         18,358,937        35,840,000
                                                  --------------    --------------
                                                      29,862,094        70,137,000
                ENERGY SERVICES (2.03%)
      250,000   Premcor, Inc.*                         5,563,712         5,557,500
      430,000   Seacor Smit, Inc.*                    17,331,488        19,135,000
                                                  --------------    --------------
                                                      22,895,200        24,692,500
                FINANCIAL (8.34%)
      750,000   Arch Capital Group, Ltd.*             20,135,862        23,377,500
      350,000   BlackRock, Inc., Cl A*                 7,036,572        13,790,000
      720,000   CheckFree Corp.*                      10,197,061        11,520,720
      100,000   Chicago Mercantile Exchange
                 Holdings, Inc.*                       4,003,385         4,366,000
      364,800   DVI, Inc.*                             5,100,020         2,754,240
      299,000   Gabelli Asset Mgmt., Inc., Cl
                A*                                     4,438,566         8,981,960
      110,000   Hilb, Rogal & Hamilton Co.             4,299,766         4,499,000
      550,000   Jefferies Group, Inc.                 23,156,033        23,083,500
      200,000   LendingTree, Inc.*                     2,708,066         2,576,000
      401,500   Nasdaq Stock Market, Inc.*             3,844,925         4,015,000
      120,000   Waddell & Reed Financial,
                Inc., Cl A                             3,093,118         2,360,400
                                                  --------------    --------------
                                                      88,013,374       101,324,320
                FOOD AND AGRICULTURE (0.21%)
      100,000   Ralcorp Hldgs., Inc.*                  1,727,735         2,514,000
                GOVERNMENT SERVICES (0.69%)
      350,000   Anteon Intl., Corp.*                   7,026,436         8,400,000
                HEALTHCARE SERVICES (5.93%)
       70,000   AMERIGROUP Corp.*                      2,113,989         2,121,700
      200,000   AMN Healthcare Services,
                Inc.*                                  3,035,952         3,382,000
      450,000   Centene Corp.*                        12,104,617        15,115,500
      600,000   Charles River Laboratories
                Intl., Inc.*                          18,081,728        23,088,000
      650,000   CTI Molecular Imaging, Inc.*          12,288,985        16,029,000
      340,000   Odyssey Healthcare, Inc.*              9,195,533        11,798,000
      500,000   Rigel Pharmaceuticals, Inc.*           3,480,893           545,000
                                                  --------------    --------------
                                                      60,301,697        72,079,200



       Shares                                          Cost             Value
 ---------------------------------------------------------------------------------

                HEALTHCARE FACILITIES (4.65%)
      325,000   AmSurg Corp.                     $     8,078,543   $     6,639,750
      140,000   Community Health Systems,
                Inc.*                                  3,228,091         2,882,600
    1,600,000   Manor Care, Inc.*                     29,918,923        29,776,000
       80,000   Province Healthcare Co.*               1,461,836           778,400
    1,050,000   United Surgical Partners
                 Intl., Inc.*                         22,423,897        16,402,050
                                                  --------------    --------------
                                                      65,111,290        56,478,800
                HOTELS AND LODGING (6.39%)
      890,000   Choice Hotels Intl., Inc.*            11,016,555        20,203,000
    1,750,000   Extended Stay America, Inc.*          21,958,596        25,812,500
    1,120,000   Four Seasons Hotels, Inc.             36,162,395        31,640,000
                                                  --------------    --------------
                                                      69,137,546        77,655,500
                MEDIA AND ENTERTAINMENT (6.70%)
       70,000   Entravision Comm. Corp., Cl
                A*                                       587,566           698,600
    1,500,000   Gray Television, Inc.                 12,375,000        14,625,000
    1,425,000   LIN TV Corp., Cl A*                   31,605,631        34,698,750
      275,000   Radio One, Inc., Cl A*                 2,801,501         4,020,500
      700,000   Radio One, Inc., Cl D*                 7,400,336        10,101,000
      775,250   Saga Comm., Inc., Cl A*                6,930,347        14,729,750
      360,000   Spanish Broadcasting System,
                 Inc., Cl A*                           1,859,561         2,592,000
                                                  --------------    --------------
                                                      63,559,942        81,465,600

                MEDICAL EQUIPMENT (0.47%)
      385,000   Viasys Healthcare, Inc.*               7,345,896         5,732,650
                PRINTING AND PUBLISHING (3.54%)
      790,000   Arbitron, Inc.*                       26,317,446        26,465,000
      380,000   Getty Images, Inc.*                    7,729,005        11,609,000
      187,400   Information Holdings, Inc.*            4,942,101         2,908,448
      104,900   ProQuest Co.*                          2,625,820         2,056,040
                                                  --------------    --------------
                                                      41,614,372        43,038,488
                REAL ESTATE AND REITs (0.73%)
       60,000   Alexander's, Inc.*                     4,501,290         3,873,000
      140,000   LNR Property Corp.                     4,786,725         4,956,000
                                                  --------------    --------------
                                                       9,288,015         8,829,000
                RECREATION AND RESORTS (8.18%)
      100,000   Boyd Gaming Corp.*                     1,172,300         1,405,000
      540,000   Intrawest Corp.                        9,241,143         6,696,000
    1,250,000   Kerzner Intl., Ltd.*                  29,852,921        25,100,000
    1,400,000   Penn National Gaming, Inc.*           25,481,327        22,204,000
    1,080,000   Vail Resorts, Inc.*                   19,610,637        16,383,600
      537,677   Wynn Resorts, Ltd. *@                 11,063,956         6,696,498
    1,600,000   Wynn Resorts, Ltd. *                  20,761,838        20,976,000
                                                  --------------    --------------
                                                     117,184,122        99,461,098
                RETAIL TRADE (7.06%)
    1,140,000   Chico's FAS, Inc.*                    11,750,605        21,557,400
      450,000   Dollar Tree Stores, Inc.*              4,898,828        11,056,500
      585,000   Ethan Allen Interiors, Inc.           15,303,824        20,106,450
      282,500   Linens `n Things, Inc.*                6,832,678         6,384,500
      625,000   Petco Animal Supplies, Inc.*          12,210,298        14,649,375
      340,000   Polo Ralph Lauren Corp., Cl
                A*                                     7,136,041         7,398,400
      900,000   Smart and Final, Inc.*                 8,221,462         4,680,000
                                                  --------------    --------------
                                                      66,353,736        85,832,625
                RESTAURANTS (6.27%)
      550,000   California Pizza Kitchen,
                Inc.*                                 12,351,307        13,860,000
    1,100,000   Krispy Kreme Doughnuts, Inc.*         29,464,748        37,147,000
      180,000   Panera Bread Co., Cl A*                6,502,412         6,265,800
      525,000   The Cheesecake Factory, Inc.*         17,561,947        18,978,750
                                                  --------------    --------------
                                                      65,880,414        76,251,550
                SOFTWARE (0.20%)
      175,000   Advent Software, Inc.*                 2,314,808         2,385,250
                TRANSPORTATION (1.67%)
      753,450   JetBlue Airways Corp.*                17,203,017        20,343,150

BARON GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                          Cost             Value
 ---------------------------------------------------------------------------------
COMMON STOCKS (continued)
----------------------------------------------------------------------------------
                UTILITY SERVICES (1.91%)
    1,403,000   Southern Union Co.*              $    19,381,035   $    23,149,500
                WHOLESALE TRADE (0.87%)
      280,000   Libbey, Inc.                           8,084,057         7,280,000
      320,000   Natuzzi S.p.A.                         5,658,569         3,251,200
                                                  --------------    --------------
                                                      13,742,626        10,531,200
                                                  --------------    --------------
TOTAL COMMON STOCKS                                  952,921,773     1,075,502,161
                                                  --------------    --------------


Principal Amount
----------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (11.23%)
----------------------------------------------------------------------------------
$  99,994,167   American Express Corp. 1.05%
                 due 01/02/2003                       99,994,167        99,994,167
   36,455,833   Exxon Asset Management Co.
                1.05% due 01/02/2003                  36,455,833        36,455,833
                                                  --------------    --------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS            136,450,000       136,450,000
                                                  --------------    --------------
TOTAL INVESTMENTS (99.72%)                       $ 1,089,371,773     1,211,952,161
                                                 ==============
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.28%)                                                3,461,642
                                                                    --------------
NET ASSETS (EQUIVALENT TO $26.90 PER SHARE
 BASED ON 45,178,868 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                             $ 1,215,413,803
                                                                   ===============

---------------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                                     Value
-------------------------------------------------------------------------------
COMMON STOCKS (91.43%)

                ADVERTISING (1.14%)
      290,000   R.H. Donnelley Corp.*                          $  8,499,900
                BUSINESS SERVICES (10.99%)
      325,000   Catalina Marketing Corp.*                         6,012,500
      725,000   ChoicePoint, Inc.*                               28,630,250
      500,000   Fair, Isaac and Co., Inc.                        21,350,000
      675,000   Iron Mountain, Inc.*                             22,281,750
      150,000   Resources Connection, Inc.*                       3,481,500
                                                               ------------
                                                                 81,756,000
                COMMUNICATIONS (0.92%)
    1,600,000   American Tower Corp.*                             5,648,000
      152,000   Ascent Media Group , Inc.*                          170,240
      267,400   Crown Castle Intl., Corp.*                        1,002,750
                                                               ------------
                                                                  6,820,990
                CONSULTING (3.70%)
      250,000   Corporate Executive Board Co.*                    7,980,000
      290,000   FTI Consulting, Inc.*                            11,643,500
      412,500   Kroll, Inc.*                                      7,870,500
                                                               ------------
                                                                 27,494,000
                CONSUMER PRODUCTS (0.90%)
      500,000   Equity Marketing, Inc.*#                          6,685,000
                CONSUMER SERVICES (3.40%)
      325,000   Ticketmaster*                                     6,896,500
      400,000   Weight Watchers Intl., Inc.*                     18,388,000
                                                               ------------
                                                                 25,284,500
                EDUCATION (10.54%)
      475,000   Apollo Group, Inc., Cl A*                        20,900,000
    1,250,000   Career Education Corp.*                          50,000,000
    1,000,000   SkillSoft PLC (formerly SmartForce PLC
                ADR)*                                             2,750,000
      133,333   University of Phoenix Online*                     4,778,655
                                                               ------------
                                                                 78,428,655
                ENERGY SERVICES (1.35%)
      225,000   Premcor, Inc.*                                    5,001,750
      335,000   Stelmar Shipping, Ltd.*                           5,045,100
                                                               ------------
                                                                 10,046,850
                ENVIRONMENTAL (0.78%)
      150,000   Waste Connections, Inc.*                          5,791,500
                FINANCIAL (4.66%)
      225,000   Arch Capital Group, Ltd.*                         7,013,250
      198,600   DVI, Inc.*                                        1,499,430
      299,000   Gabelli Asset Mgmt., Inc., Cl A*                  8,981,960
    1,250,000   Interactive Data Corp.*                          17,187,500
                                                               ------------
                                                                 34,682,140
                GOVERNMENT SERVICES (1.94%)
      600,000   Anteon Intl., Corp.*                             14,400,000
                HEALTHCARE SERVICES (6.64%)
      750,000   AMN Healthcare Services, Inc.*                   12,682,500
      500,000   Charles River Laboratories Intl., Inc.*          19,240,000
      750,000   Cross Country, Inc.*                             10,462,500
      201,500   Odyssey Healthcare, Inc.*                         6,992,050
                                                               ------------
                                                                 49,377,050
                HEALTHCARE FACILITIES (4.91%)
      700,000   Community Health Systems, Inc.*                  14,413,000
      750,000   Province Healthcare Co.*                          7,297,500
      950,000   United Surgical Partners Intl., Inc.*            14,839,950
                                                               ------------
                                                                 36,550,450



       Shares                                                     Value
---------------------------------------------------------------------------

                MANUFACTURING (1.23%)
      134,300   Actuant Corp., Cl A*                           $  6,238,235
      200,000   Paxar Corp.*                                      2,950,000
                                                               ------------
                                                                  9,188,235
                MEDIA AND ENTERTAINMENT (10.32%)
      900,000   AMC Entertainment, Inc.*                          7,965,000
    1,350,000   Gray Television, Inc.                            13,162,500
      575,000   LIN TV Corp., Cl A*                              14,001,250
    1,550,000   Radio One, Inc., Cl D*                           22,366,500
      335,000   Regal Entertainment Group, Cl A*                  7,175,700
      325,000   Westwood One, Inc.*                              12,142,000
                                                               ------------
                                                                 76,812,950
                MEDICAL EQUIPMENT (1.70%)
      850,000   Viasys Healthcare, Inc.*                         12,656,500

                PRINTING AND PUBLISHING (3.41%)
    1,100,000   Information Holdings, Inc.*#                     17,072,000
      425,000   ProQuest Co.*                                     8,330,000
                                                               ------------
                                                                 25,402,000
                REAL ESTATE AND REITs (2.01%)
      325,000   LNR Property Corp.                               11,505,000
      300,000   Ventas, Inc.                                      3,435,000
                                                               ------------
                                                                 14,940,000
                RECREATION AND RESORTS (3.43%)
      315,000   Kerzner Intl., Ltd.*                              6,325,200
      425,000   MTR Gaming Group, Inc.*                           3,383,000
      400,000   Penn National Gaming, Inc.*                       6,344,000
      250,000   Pinnacle Entertainment, Inc.*                     1,732,500
      500,000   The Sports Club Co., Inc.*                        1,150,000
      500,000   Wynn Resorts, Ltd. *                              6,555,000
                                                               ------------
                                                                 25,489,700
                RETAIL TRADE (9.45%)
      465,000   99 Cents Only Stores                             12,489,900
      350,000   Aeropostale, Inc.*                                3,699,500
    2,353,000   Casual Male Retail Group, Inc.*@#                 9,105,874
      200,000   Dollar Tree Stores, Inc.*                         4,914,000
      599,500   Hot Topic, Inc.*                                 13,716,560
      225,000   Kenneth Cole Productions, Inc., Cl A*             4,567,500
      325,000   Overstock.com, Inc.*                              4,225,000
      375,000   Quiksilver, Inc.*                                 9,997,500
      700,000   Restoration Hardware, Inc.*@#                     3,331,650
      850,000   Restoration Hardware, Inc.*#                      4,258,500
                                                               ------------
                                                                 70,305,984
                RESTAURANTS (5.63%)
      425,000   California Pizza Kitchen, Inc.*                  10,710,000
      575,000   Krispy Kreme Doughnuts, Inc.*                    19,417,750
       25,000   P.F. Chang's China Bistro, Inc.*                    907,500
      300,000   The Cheesecake Factory, Inc.*                    10,845,000
                                                               ------------
                                                                 41,880,250
                TRANSPORTATION (2.38%)
      412,500   JetBlue Airways Corp.*                           11,137,500
      500,000   SkyWest, Inc.                                     6,535,000
                                                               ------------
                                                                 17,672,500
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $551,450,598)                                            680,165,154
                                                               ------------

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                                     Value
--------------------------------------------------------------------------------
WARRANTS (0.27%)
--------------------------------------------------------------------------------
                RETAIL TRADE AND RESTAURANTS
    1,407,353   Casual Male Retail Group, Inc.
                 Warrants Exp 04/26/2007
                 (Cost $2,117,151)*@#                          $  2,026,500
                                                               ------------


Principal Amount
---------------------------------------------------------------------------
CORPORATE BONDS (1.33%)
---------------------------------------------------------------------------
                HEALTH SERVICES (0.04%)
   $3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003 *                  300,000
                 PRINTING & PUBLISHING (0.28%)
    7,000,000   Penton Media, Inc. 10.375%
                 Sr. Sub. NT due 06/15/2011                       2,100,000
                RETAIL TRADE AND RESTAURANTS (1.01%)
    7,500,000   Casual Male Retail Group, Inc. 12.00%
                 Senior Sub. Notes due 04/26/2007@                7,500,000
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $12,245,349)                                            $  9,900,000
                                                               ------------


Principal Amount                                                  Value
 ------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (7.60%)
--------------------------------------------------------------------------------
  $56,500,000   Exxon Asset Management Corp. 1.55%
                 due 10/01/2002 (Cost $56,500,000)             $ 56,500,000
                                                               ------------
TOTAL INVESTMENTS (100.63%)
 (COST $622,313,098)                                            748,591,654
LIABILITIES LESS
 CASH AND OTHER ASSETS (-0.63%)                                  (4,685,540)
                                                               ------------
NET ASSETS (EQUIVALENT TO $13.37 PER
 SHARE BASED ON 55,656,937 SHARES
 OF BENEFICIAL INTEREST OUTSTANDING)                           $743,906,114
                                                               ============

---------------
% Represents percentage of net assets
@ Restricted securities
# Issuers that may be deemed to be "affiliated"
* Non-income producing securities

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
December 31, 2002 (Unaudited)

       Shares                                                     Value
 ------------------------------------------------------------------------------
Common Stocks (89.95%)
-------------------------------------------------------------------------------
                ADVERTISING (4.54%)
       19,000   FindWhat.com*                                     $ 151,810
      100,000   Overture Services, Inc.*                          2,731,000
                                                               ------------
                                                                  2,882,810
                BUSINESS SERVICES (5.29%)
       45,000   ChoicePoint, Inc.*                                1,777,050
      140,000   TMP Worldwide, Inc.*                              1,583,400
                                                               ------------
                                                                  3,360,450
                CABLE (7.40%)
       75,000   Comcast Corp., Cl A*                              1,694,250
      100,000   Insight Comm. Co., Inc., Cl A*                    1,238,000
      200,000   Mediacom Comm. Corp., Cl A*                       1,762,000
                                                               ------------
                                                                  4,694,250
                COMMUNICATIONS (3.21%)
      250,000   American Tower Corp.*                               882,500
       45,000   Nokia Corp. ADR                                     697,500
       35,000   Research in Motion, Ltd.*                           459,200
                                                               ------------
                                                                  2,039,200
                CONSULTING (2.84%)
      100,000   Accenture, Ltd., Cl A*                            1,799,000
                CONSUMER PRODUCTS (0.74%)
      100,000   Stamps.com, Inc.*                                   467,000
                CONSUMER SERVICES (9.25%)
       75,000   AOL Time Warner, Inc.*                              982,500
       45,000   Expedia, Inc., Cl A*                              3,011,859
      100,000   iDine Rewards Network, Inc.*                      1,062,000
       50,000   Yahoo! Inc.*                                        817,500
                                                               ------------
                                                                  5,873,859
                EDUCATION (8.95%)
       45,000   Career Education Corp.*                           1,800,000
      368,370   SkillSoft PLC (formerly SmartForce PLC
                ADR)*                                             1,013,018
       80,000   University of Phoenix Online*                     2,867,200
                                                               ------------
                                                                  5,680,218
                ENTERPRISE HARDWARE (7.15%)
       75,000   Dell Computer Corp.*                              2,005,500
       50,000   Intel Corp.                                         778,500
       65,000   Tech Data Corp.*                                  1,752,400
                                                               ------------
                                                                  4,536,400
                FINANCIAL (6.74%)
      125,000   Ameritrade Holding Corp.*                           707,500
      100,000   Charles Schwab Corp.                              1,085,000
       75,000   CheckFree Corp.*                                  1,200,075
      100,000   LendingTree, Inc.*                                1,288,000
                                                               ------------
                                                                  4,280,575
                HOTELS AND LODGING (5.16%)
       60,000   Hotels.com, Cl A*                                 3,277,800
                MANUFACTURING (2.58%)
      200,000   Flextronics Intl., Ltd.*                          1,638,000
                MEDIA AND ENTERTAINMENT (7.09%)
       50,000   CNET Networks, Inc.*                                135,500
       50,000   Electronic Arts, Inc.*                            2,488,500
       80,000   Take-Two Interactive Software, Inc.*              1,879,200
                                                               ------------
                                                                  4,503,200



       Shares                                                     Value
 ------------------------------------------------------------------------------

                PRINTING AND PUBLISHING (4.09%)
       85,000   Getty Images, Inc.*                            $  2,596,750
                REAL ESTATE AND REITs (1.60%)
       55,000   CoStar Group, Inc.*                               1,014,750
                RETAIL TRADE (13.32%)
      150,000   1-800-FLOWERS.COM, Inc., Cl A*                      937,500
       65,000   Amazon.com, Inc.*                                 1,227,850
       45,000   Best Buy Co., Inc.*                               1,086,750
      350,000   drugstore.com, Inc.*                                840,000
       40,000   eBay, Inc.*                                       2,712,800
       20,000   Netflix, Inc.*                                      220,200
      110,000   Overstock.com, Inc.*                              1,430,000
                                                               ------------
                                                                  8,455,100
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $55,174,716)                                              57,099,362
                                                               ------------
-------------------------------------------------------------------------------
Principal Amount
-------------------------------------------------------------------------------
CORPORATE BONDS (0.85%)
-------------------------------------------------------------------------------
                COMMUNICATIONS
$   1,000,000   SBA Comm., Corp. 10.25% Sr. NT due
                02/01/2009 (Cost $545,000)                          540,000
                                                               ------------
-------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (9.59%)
-------------------------------------------------------------------------------
    6,084,999   Exxon Asset Management Co. 1.05%
                due 01/02/2003 (Cost $6,084,999)                  6,084,999
                                                               ------------
TOTAL INVESTMENTS (100.39%)
 (COST $61,804,715)                                              63,724,361
LIABILITIES LESS
 CASH AND OTHER ASSETS (-0.39%)                                   (244,206)
                                                               ------------
NET ASSETS (EQUIVALENT TO $4.16 PER
 SHARE BASED ON 15,259,787 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                              $ 63,480,155

                                                               ============

---------------
%   Represents percentage of net assets
*   Non-income producing securities

[REGISTERED LOGO]

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F U N D S

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